UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

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CRYOPORT, INC.
(Name of Registrant as Specified in Its Charter)

____________________________________________
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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CRYOPORT, INC.
20382 Barents Sea Circle
Lake Forest, CA 92630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Friday, October 9, 2009

Dear Fellow Stockholders:                                                                                                     September [__], 2009

The 2009 Annual Meeting of the Stockholders (the “Annual Meeting”) of CryoPort, Inc., a Nevada Corporation (the “Company”), will be held at the offices of Snell & Wilmer L.L.P., 600 Anton Boulevard, Suite 1400, Costa Mesa, California 92626, on Friday, October 9, 2009, at 10:00 a.m. local time, for the following purposes:

(1) To re-elect three directors;

(2) To ratify the appointment of KMJ Corbin & Company LLP as the independent registered public accounting firm of the Company and its subsidiary for the fiscal year ended March 31, 2010;

(3) To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 125,000,000 to 250,000,000;

(4) To approve an amendment to our Amended and Restated Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, consisting of 25,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors;

(5) To approve an amendment to our Amended and Restated Articles of Incorporation to effect a reverse stock split of shares of our common stock issued and outstanding at a ratio to be established by the Company’s Board of Directors in its discretion, of up to one for fifteen (15) (but not less than one for two);

(6) To approve the Company’s 2009 Stock Incentive Plan; and

(7) To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on Tuesday, September 8, 2009 as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting, or any adjournments thereof. This Proxy Statement was first mailed to stockholders on or about September [__], 2009. We cordially invite you to attend the Annual Meeting.

Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. The enclosed Proxy Statement and accompanying 2009 annual report are available on the Internet at https://materials.proxyvote.com/229050.

YOUR VOTE IS IMPORTANT

YOU ARE URGED TO VOTE YOUR PROXY PROMPTLY BY MAIL, TELEPHONE OR VIA THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Sincerely,

Larry G. Stambaugh
Chief Executive Officer and Director

CRYOPORT, INC.

PROXY STATEMENT

2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FRIDAY, OCTOBER 9, 2009

GENERAL INFORMATION

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of CryoPort, Inc., a Nevada corporation (referred to as “we,” “us,” “our,” “Company” or “CryoPort”), with respect to the 2009 Annual Meeting of Stockholders of the Company and any adjournment thereof (the “Annual Meeting”) to be held at the offices of Snell & Wilmer L.L.P., 600 Anton Boulevard, Suite 1400, Costa Mesa, California 92626, on Friday, October 9, 2009, at 10:00 a.m. local time.

The Proxy Statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about September [__], 2009.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held On October 9, 2009.

The Proxy Statement and Annual Report are available on the Internet at the following website: https://materials.proxyvote.com/229050.  Any additional information on the website does not constitute a part of this Proxy Statement.

What is the purpose of the Annual Meeting?

The matters to be voted upon at the Annual Meeting are:

(1) To re-elect three directors;

(2) To ratify the appointment of KMJ Corbin & Company LLP as the independent registered public accounting firm of the Company and its subsidiary for the fiscal year ending March 31, 2010;

(3) To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance thereunder from 125,000,000 to 250,000,000;

(4) To approve an amendment to our Amended and Restated Articles of Incorporation to authorize a class of undesignated or “blank check” preferred stock, consisting of 25,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company’s Board of Directors;

(5) To approve an amendment to our Amended and Restated Articles of Incorporation to effect a reverse stock split of shares of our common stock issued and outstanding at a ratio to be established by the Company’s Board of Directors in its discretion, of up to one for fifteen (15) (but not less than one for two);

(6) To approve the Company’s 2009 Stock Incentive Plan; and

(7) To transact such other business as may properly come before the meeting or any adjournment thereof.

Why am I being provided with these materials?

Owners of record of the Company’s common stock as of the close of business on Tuesday, September 8, 2009 (the “Record Date”) are entitled to vote in connection with the Annual Meeting. As a stockholder, you are requested to vote on the items of business described in this Proxy Statement. This Proxy Statement describes the items presented for stockholder action at our Annual Meeting and includes information required to be disclosed to stockholders.

Who can vote in connection with the Annual Meeting?

You may vote if you were the record owner of the Company’s common stock as of the close of business on the Record Date. Each share of common stock is entitled to one vote.  As of August 21, 2009, there were 46,619,884 shares of common stock outstanding and entitled to vote.

How do I vote?

There are several ways to cast your vote:

•	You may vote over the Internet, by going to www.proxyvote.com. You will need to type in the Control Number indicated on your Proxy Card and follow the instructions.

•	You may vote over the telephone, by dialing 1-800-690-6903 and follow the recorded instructions. You will need the Control Number indicated on your Proxy Card.

•
You may vote by mailing in the Proxy Card ballot. To vote by mail using the enclosed Proxy Card (if you received a printed copy of these proxy materials by mail or if you printed a Proxy Card off the Internet), you will need to complete, sign and date your Proxy Card and return it promptly in the envelope provided or mail it to CryoPort, Inc., Catherine Doll, Assistant Secretary, 20385 Barents Sea Circle, Lake Forest, California, 92630.

•	You may vote in person, at the commencement of the Annual Meeting.

How does the Board recommend that I vote my shares?

Unless you give other instructions through your proxy vote, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. For the reasons set forth in more detail later in the Proxy Statement, the Board recommends the following:

Proposal 1:	The Board recommends a vote “FOR”;
Proposal 2:	The Board recommends a vote “FOR”;
Proposal 3:	The Board recommends a vote “FOR”;
Proposal 4:	The Board recommends a vote “FOR”;
Proposal 5:	The Board recommends a vote “FOR”; and
Proposal 6:	The Board recommends a vote “FOR”.

We encourage all stockholders to vote their shares. If you own your shares in “street name” and do not instruct your broker or other record owner of the shares as to how to vote, such broker or other record owner may vote your shares pursuant to its discretionary authority, at least with respect to Proposals 1 thru 5.

What types of votes are permitted on each Item?

Proposal 1:	You may either vote “FOR” all the nominees to the Board, you may “WITHHOLD” for all nominees, or you may “WITHHOLD” your vote from any nominee you specify.
Proposal 2:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.
Proposal 3:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.
Proposal 4:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.
Proposal 5:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.
Proposal 6:	You may vote “FOR,” “AGAINST” or “ABSTAIN”.

If you vote “WITHHOLD” (in the case of Proposal 1 above) or “ABSTAIN” (in the case of Proposals 2 thru 6 above) your vote will not be counted towards the vote total for such Item.

How many votes are needed to approve each Item?

Proposal 1:	The three nominees receiving the most “FOR” votes will be elected.
Proposal 2:	There must be a “FOR” vote from the majority of votes cast.
Proposal 3:	There must be a “FOR” vote from the majority of outstanding shares of common stock.
Proposal 4:	There must be a “FOR” vote from the majority of outstanding shares of common stock.
Proposal 5:	There must be a “FOR” vote from the majority of outstanding shares of common stock.
Proposal 6:	There must be a “FOR” vote from the majority of votes cast.

The Board will be elected by a favorable vote of a plurality of the shares of common stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes as to the election of directors will not be counted in determining which nominees received the largest number of votes cast.

What constitutes a quorum?

To carry on the business of the meeting, we must have a quorum. A quorum is present when a majority of the outstanding shares, as of the Record Date, is represented in person or by proxy. Shares owned by the Company are not considered outstanding or present at the Annual Meeting. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner (called abstentions) and votes withheld by brokers in the absence of instructions from beneficial owners (called broker non-votes) will be counted for the purpose of determining whether there is a quorum for the transaction of business at the meeting.

What are broker non-votes?

Broker non-votes occur with respect to shares held in “street name”, in cases where the record owner (for instance, the brokerage firm or bank) does not receive voting instructions from the beneficial owner and does not have discretionary voting authority with respect to those shares. Broker non-votes, as well as “ABSTAIN” votes will each be counted towards the presence of a quorum but will not be counted towards the vote total for any Proposal.

What if my shares are not registered directly in my name but are held in “street name”?

If at the Record Date your shares were held in “street name” (for instance, through a brokerage firm or bank), then you are the beneficial owner of such shares, and such shares are not registered directly in your name. The organization holding your account is considered the stockholder of record for purposes of the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares in your account. You will receive the notice and other proxy materials if requested, as well as voting instructions, directly from that organization.

If I am a beneficial owner of CryoPort shares, how do I vote?

If you are a beneficial owner, you will need to follow the voting instructions provided to you by the organization holding your account (for instance, your brokerage firm). To request documents or if you have any questions about voting, you will need to contact your broker.  As a beneficial owner, if you would like to vote in person at the Annual Meeting, you must obtain a Legal Proxy from your broker or other applicable registered owner of your shares, in advance of the Annual Meeting.

Can I dissent or exercise rights of appraisal?

Neither Nevada law nor our Amended and Restated Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with any of the proposals to be presented at the Annual Meeting. If the proposals are approved at the Annual Meeting, stockholders voting against such proposals will not be entitled to seek appraisal for their shares.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of our common stock that you owned as of the close of business on the Record Date.

How are the votes counted?

All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes and abstentions. Any information that identifies a stockholder or the particular vote of a stockholder is kept confidential.

Will stockholders be asked to vote on any other matters?

The Board is not aware of any other matters that will be brought before the stockholders for a vote. If any other matters properly come before the meeting, the proxy holders will vote on those matters in accordance with the recommendations of the Board or, if no recommendations are given, in accordance with their own judgment. Stockholders attending the Annual Meeting may directly vote on those matters or they may vote by proxy.

How many Annual Reports and proxy statements are delivered to a shared address?

If you and one or more holders of our common stock share the same address, it is possible that only one Proxy Statement and Annual Report was delivered to your address. This is known as “householding.” We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 20382 Barents Sea Circle, Lake Forest, California 92630 Attn: Catherine Doll, Assistant Secretary, telephone: (949) 470-2300. If you want to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and telephone number.

What does it mean if I receive more than one Notice or Proxy Card?

If you receive more than one Proxy Card, your shares are owned in more than one name or in multiple accounts. In order to ensure that all of your shares are voted, you must follow the voting instructions included in each Proxy Card.

Can I change or revoke my vote after I submit my proxy?

Even after you have submitted your Proxy Card or voted by telephone or by Internet, you may change or revoke your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a signed Proxy Card bearing a later date. The powers of the proxy holders will be suspended with respect to your shares if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who pays the cost of proxy solicitation?

The Board is soliciting the enclosed proxy. The Company bears the cost of the solicitation of proxies. The Company may solicit consenting stockholders over the Internet, by telephone or by mail.  We will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of our common stock to forward the proxy soliciting materials to the beneficial owners of such common stock and to obtain authorization for the execution of proxies. We will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. In the event we decide to hire a service to solicit proxies, we would expect such service to cost less than $10,000 plus reasonable and approved out-of-pocket expenses.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of three directors. Directors are elected on an annual basis. All of the current directors will stand for re-election at the Annual Meeting, to serve as a director until the 2010 Annual Meeting of the Stockholders or until their successors are duly elected and qualified or their earlier death, resignation or removal. The persons named on the proxy will vote to elect all of the nominees as directors for terms ending at the 2010 Annual Meeting of the Stockholders unless you withhold authority to vote for any or all of the nominees by voting to that effect or so voting in person. Each nominee has consented to serve as a director for the ensuing year.  If one or more of the three nominees becomes unavailable to serve prior to the date of the Annual Meeting, the persons named as proxy holders will vote those shares for the election of such other person(s) as the Board may recommend, unless the Board reduces the total number of directors.

Directors are elected by a plurality of the shares represented at the Annual Meeting, whether in person or by proxy. Votes may be cast “FOR” all nominees, “WITHHOLD” for all nominees, or “WITHHOLD” as to specific nominees. The three nominees who receive the greatest number of votes cast “FOR” the election of such nominees shall be elected as directors.

Nominees for Election

The 3 nominees for election as directors are set forth in the following table:

Carlton M. Johnson, Jr.
Mr. Johnson, age 48, was elected as a director and Secretary to the Board on May 4, 2009 and serves as Chairman of the Compensation and Governance Committee and is a member of the Audit Committee. Mr. Johnson has been In-House Legal Counsel for Roswell Capital Partners, LLC since 1996. Mr. Johnson has been a member of the Alabama Bar since 1986, the Florida Bar since 1988 and the State Bar of Georgia since 1997. He was a stockholder in the Pensacola, Florida Bar Registered (AV rated) law firm of Smith, Sauer, DeMaria & Johnson from 1988 to 1996. Mr. Johnson holds a degree in History/Political Science from Auburn University and Juris Doctorate from Samford University, Cumberland School of Law. Mr. Johnson also serves on the boards of Peregrine Pharmaceuticals, Inc. and Patriot Scientific Corporation. Mr. Johnson’s appointment to the Board fulfills an agreement between the Company and BridgePointe Master Fund Ltd. (“BridgePointe”) to have a representative of BridgePointe on the Company’s Board of Directors pursuant to the Company’s October 2007 and May 2008 Convertible Debentures, as amended.

Adam Michelin
Mr. Michelin, age 65, became a member of the Company’s Board in June 2005 and serves as Chairman of the Audit Committee and as a member of the Compensation and Governance Committee. Mr. Michelin is currently the President and Chief Executive Officer of Redux Holdings, Inc., a position he has held since January 2006. Mr. Michelin has held several executive leadership positions including, Chief Executive Officer of Enterprise Group from March 2005, Principle of Kibel Green, Inc., a position he held for 11 years prior to joining Enterprise Group, and Partner of KPMG LLP for 10 years. Mr. Michelin has over 30 years of practice in the areas of executive leadership, operations and is very experienced in evaluating, structuring and implementing solutions for companies in operational and/or financial crisis. Mr. Michelin received his Juris Doctorate from the University of West Los Angeles and his Bachelor of Science from Tri State University.

Larry G. Stambaugh
Larry G. Stambaugh, age 62, was elected as the Company’s Chairman of the Board on December 5, 2008 and became President and Chief Executive Officer on February 20, 2009. Mr. Stambaugh is currently a Principal of Apercu Consulting, a firm that he established in 2006. From December 1992 to January 2006, Mr. Stambaugh served as Chairman and Chief Executive Officer of Maxim Pharmaceuticals, a public company developing cancer and infectious disease drugs which he co-founded. From December 2007 to February 2008, Mr. Stambaugh reorganized two biotechnology companies owned by Arrowhead Research Corporation, a public holding company, Calando Pharmaceuticals and Insert Therapeutics and served as Chief Executive Officer of each subsidiary. Mr. Stambaugh has more than 30 years experience building global businesses and setting strategies and has an extensive background in life sciences and clean tech including relationships with and knowledge of Contract Research Organizations, biotech and pharmaceutical companies Mr. Stambaugh serves on several boards including EcoDog, Ridge Diagnostics, Corporate Directors Forum and BioCom. Mr. Stambaugh earned his BBA Accounting/Finance from Washburn University in 1969.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ELECTION OF EACH OF THE NOMINEES

BOARD INFORMATION AND DIRECTOR NOMINATION PROCESS

How often did the Board meet during the Company’s fiscal year 2009?

During the fiscal year ended March 31, 2009 (“fiscal 2009”), there were eleven meetings of the Board as well as several actions taken with the unanimous written consent of the directors. None of our directors attended fewer than 75% of the meetings of the Board held during the director’s service or of any committee on which the director served during fiscal 2009.

Do we have independent directors?

Our Board has affirmatively determined that two of the three current directors who have been nominated for re-election at the Annual Meeting are “independent” as such term is defined under NASDAQ Marketplace Rule 4200(a)(15) and the related rules of the Securities and Exchange Commission (the “SEC”), with Mr. Johnson and Mr. Michelin being determined to be independent.

Thomas S. Fischer, PhD, was a director since 2005 but resigned from the Board on July 14, 2009.  Dr. Fischer was considered independent under NASDAQ rules.  Gary C. Cannon was a director since 2005 but resigned from the Board on May 4, 2009.  Mr. Cannon was considered independent under the NASDAQ rules. Stephen L. Scott was a director since 2005 but resigned from the Board on November 7, 2008. Mr. Scott was considered independent under the NASDAQ rules.  Peter Berry was a director since 2002 but resigned from the Board effective July 30, 2009.  Mr. Berry, who also served as our chief executive officer from December 2002 to February 2009, was not considered independent under NASDAQ rules.

How did the Board make its independence determinations?

The Company is quoted on the Over-The-Counter Bulletin Board system, which does not require director independence requirements. However, for purposes of determining director independence, we have applied the definitions set forth in NASDAQ Rule 4200(a)(15) which states, generally, that a director is not considered to be independent if he or she is, or at any time during the past three years was an employee of the Company; or if he or she (or his or her family member) accepted compensation from the Company in excess of $120,000 during any twelve month period within the three years preceding the determination of independence. Accordingly, Mr. Stambaugh would not be considered to be an independent director.

What Committees has the Board established?

The Board has established an Audit Committee and a Compensation and Governance Committee.

Audit Committee. The Company’s Board has a formally established Audit Committee and adopted an Audit Committee charter.  The Audit Committee’s charter is available on the Company’s website at www.cryoport.com under the tab “Corporate Governance” which is found under the heading “Company”. Information on the website does not constitute a part of this Proxy Statement. The Company has determined that Adam Michelin, Audit Committee Chairman, qualifies as an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the SEC rules and is “independent” within the meaning of NASDAQ Rule 4200(a)(15). During the fiscal year ended March 31, 2009, Dr. Fischer and Mr. Scott comprised the remaining Audit Committee members.  On November 7, 2008, Mr. Scott resigned his positions on the Board and Audit Committee and on July 14, 2009, Dr. Fischer resigned his positions on the Board and Audit Committee. On July 16, 2009, Mr. Johnson was appointed to the Audit Committee and he and Mr. Michelin continue to serve as members of the Audit Committee.  During the year ended March 31, 2009, the Company’s Audit Committee held two meetings. In addition, the Audit Committee regularly held discussions regarding the consolidated financial statements of the Company during Board meetings. The Audit Committee reviews the qualifications of the independent auditors, our annual and interim financial statements, the independent auditor’s report, significant reporting or operating issues and corporate policies and procedures as they relate to accounting and financial controls.

Compensation and Governance Committee. The current members of the Compensation and Governance Committee (the “Compensation and Governance Committee”) as appointed by the Board are Mr. Carlton M. Johnson, Jr., Chairman, and Mr. Adam Michelin.  Mr. Cannon served as a member of the committee during the fiscal year but resigned as a director and committee member in May 2009.

The purpose of the Compensation and Governance Committee is to discharge the Board’s responsibilities relating to compensation of the Company’s directors and executives, to produce an annual report on executive compensation for inclusion in the Company’s proxy statement, as necessary, and to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs including stock and benefit plans. Each member of the committee satisfies the independence standards specified in Rule 4200(a)(15) of the NASDAQ Marketplace Rules and the related rules of the SEC. Each of the current members of the Compensation and Governance Committee is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation and Governance Committee does not operate under a charter. The Compensation and Governance Committee met two times during fiscal 2009.

What are the Nominating Procedures and Criteria?

The Company does not have a formal nominating committee. The function of the nominating committee is handled by the Company’s Compensation and Governance Committee. The Board does not believe that a nominating committee is necessary because the independent directors participate in the nominating process.

Director Qualifications. Persons nominated to the Board should have personal integrity and high ethical character. Candidates should not have any interests that would materially impair his or her ability to exercise independent judgment or otherwise discharge the fiduciary duties owed by a director to the Company and its stockholders. Candidates must be able to represent fairly and equally all stockholders of the Company without favoring any particular stockholder group or other constituency of the Company and must be prepared to devote adequate time to the Board and its committees. In selecting nominees for director, the Board will assure that:

•	The two directors currently comprising the Audit Committee satisfy the financial literacy requirements required for service on the Audit Committee; and
•	At least one of the directors qualifies as an Audit Committee financial expert under the rules of the Securities and Exchange Commission.

Identifying Director Candidates. The Board utilizes a variety of methods for identifying and evaluating nominees to serve as directors. The Board has a policy of re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership and whom the independent directors believe continue to make important contributions to the Board and who consent to continue their service on the Board.

In filling vacancies of the Board, the independent directors will solicit recommendations for nominees from the persons the independent directors believe are likely to be familiar with (i) the needs of the Company and (ii) qualified candidates. These persons may include members of the Board and management of the Company. The independent directors may also engage a professional search firm to assist in identifying qualified candidates.

In evaluating potential nominees, the independent directors will oversee the collection of information concerning the background and qualifications of the candidate and determine whether the candidate satisfies the minimum qualifications required by the Board for election as director and whether the candidate possesses any of the specific skills or qualities that under the Board’s policies must be possessed by one or more members of the Board.

The independent directors may interview any proposed candidate and may solicit the views about the candidate’s qualifications and suitability from the Company’s Chief Executive Officer and other senior members of management.

The independent directors will make their selections based on all the available information and relevant considerations. The independent directors’ selection will be based on who, in the view of the independent directors, will be best suited for membership on the Board.

In making its selection, the independent directors will evaluate candidates proposed by stockholders under criteria similar to other candidates, except that the independent directors may consider, as one of the factors in their evaluation, the size and duration of the interest of the recommending stockholder in the stock of the Company. The independent directors may also consider the extent to which the recommending stockholder intends to continue to hold its interest in the Company, including whether the recommending stockholder intends to continue holding its interest at least through the time of the meeting at which the candidate is to be elected.

Stockholder Nominees. The Board will consider director nominee recommendations by stockholders, provided the names of such nominees, accompanied by relevant biographical information, are properly submitted in writing to the Secretary of the Corporation in accordance with the manner described for stockholder nominations under the heading “Stockholder Proposals for Annual Meeting.” The Secretary will forward all recommendations to the independent directors. The acceptance of a recommendation from a stockholder does not imply that the independent directors will recommend to the Board the nomination of the stockholder recommended candidate.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

The Board allows stockholders to send communications to the Board through its Compensation and Governance Committee. All such communications, except those related to stockholder proposals discussed under the heading “Stockholder Proposals for Next Annual Meeting,” must be sent to the Chairman of the Compensation and Governance Committee at the Company’s offices at 20382 Barents Sea Circle, Lake Forest, CA 92630.

PROPOSAL 2 – RATIFY APPOINTMENT OF KMJ CORBIN AND COMPANY LLP
AS COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (the “Audit Committee”) has selected KMJ Corbin and Company LLP to audit the Company’s financial statements for Fiscal 2010. The Board, upon the recommendation of the Audit Committee, has ratified the selection of KMJ Corbin and Company LLP as the Company’s independent registered public accounting firm for Fiscal 2010, subject to ratification by the stockholders. KMJ Corbin and Company LLP has served in this capacity for each of the five (5) fiscal years ended March 31, 2009, and has reported on the Company’s fiscal year 2009 consolidated financial statements. During the five (5) fiscal years, there were no disagreements between the Company and KMJ Corbin and Company LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of KMJ Corbin and Company LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of KMJ Corbin and Company LLP as the Company’s independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of KMJ Corbin and Company LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF KMJ CORBIN AND COMPANY LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2010.

Independent Registered Public Accounting Firm Fees

The following table shows the fees that the Company paid or accrued for the audit and other services provided by KMJ Corbin and Company LLP for the Company’s fiscal years ended 2009 and 2008.

	2009	2008
Audit fees	$75,000	$69,940
Audit-related fees	10,380	16,500
Tax fees	1,060	7,015
All other fees	29,005	9,175
Total fees	$115,445	$102,630

Audit Fees. The aggregate fees billed for the fiscal years ended March 31, 2009 and 2008 were for the audits of the Company’s financial statements and reviews of the interim financial statements included in the annual and quarterly reports.

Audit-Related Fees. Audit-related fees for the fiscal years ended March 31, 2009 and 2008 were incurred as a result of the Company’s S-1 and S-8 filings.

Tax Fees. The aggregate fees billed for the years ended March 31, 2009 and 2008 for professional services related to tax compliance, tax advice and tax planning.

All Other Fees. Other fees for the fiscal years ended March 31, 2009 and 2008 were incurred as a result of other professional services and administrative fees.

Pre-Approval Policy for Services Provided by the Company’s Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by KMJ Corbin and Company LLP. The Audit Committee has considered whether the services provided by KMJ Corbin and Company LLP are compatible with maintaining that firm’s independence.

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Amended and Restated Articles of Incorporation currently provide for authorized capital stock consisting of 125,000,000 shares of common stock, par value $0.0001 per share.  As of August 21, 2009, we had 46,619,884 shares of common stock issued and outstanding.  In addition, on that date we had outstanding debentures and promissory notes convertible into up to an additional 14,010,060 shares of our common stock and outstanding stock options and warrants to purchase up to an additional 36,416,652 shares of our common stock. On August 31, 2009, our Board unanimously approved, subject to stockholder approval, an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 125,000,000 to 250,000,000 (the “Articles Amendment”).

Our Board believes that an increase in our common stock is advisable because such increase will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased reserve of shares available for issuance would give us the flexibility of using common stock to raise capital and/or as consideration in acquiring other businesses. The increased reserve of shares available for issuance may be used to facilitate public or private financings. Our independent auditors included a “going concern” qualification in their audit report for our financial statements for the fiscal year ended March 31, 2009. We have previously stated in our recent annual and quarterly reports that if required operating funds cannot be generated by operations, we may need to, among other things, issue and sell shares of our common stock in either registered or unregistered offerings, or securities convertible into common stock in private transactions.  While our Board is presently considering a registered public offering of our common stock, at this time we have no agreements in place for such a registered public offering or any other definitive plans or agreements in place for any other financing.  Such transactions might not be available on terms favorable to us, or at all.  We may sell common stock at prices less than the public trading price of our common stock at the time, or we may grant additional contractual rights to purchase our common stock not available to other holders of common stock, such as warrants to purchase shares of common stock.

We also may seek opportunities to add more expertise and proprietary products and services to further enhance our core capabilities through acquisitions of businesses.  Such acquisitions may be effected using shares of common stock or other securities convertible into common stock and/or by using capital that may need to be raised by selling such securities. The current number of available authorized shares of common stock limits our ability to effect acquisitions of businesses using shares of our common stock or issuing shares to raise capital to fund such acquisitions or for other purposes. We do not have any agreement, arrangement or understanding at this time with respect to any specific acquisition for which the authorized shares would be issued.

In addition, the increased reserve of shares available for issuance may be used for our equity incentive plans for grants to our employees, consultants and directors, and those of our subsidiary.  Our Board believes that it is critical to incentivize our officers and employees, and those of our subsidiary, to increase our revenues and profitability, and as a result, our market value, through equity incentive awards. Such equity incentive plans may also be used to attract and retain employees or in connection with potential acquisitions if we grant options to the employees of the acquired companies.  Our Board believes that our ability to achieve our growth strategy may be impaired without additional shares of authorized common stock that could be used to provide such equity incentives.

The flexibility of our Board to issue additional shares of common stock could also enhance our ability to negotiate on behalf of our stockholders in a takeover situation and have an anti-takeover effect. The authorized but unissued shares of common stock could be used by our Board to discourage, delay or make more difficult a change in the control of our company. For example, such shares could be privately placed with purchasers who might align themselves with our Board in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of our outstanding stock. Stockholders should therefore be aware that approval of this proposal could facilitate future efforts by our Board to deter or prevent changes in control of our company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The increase in our authorized common stock, however, is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of our Company. The availability of additional shares of common stock is particularly important in the event that our Board needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action.

If this proposal is approved, the additional authorized but unissued shares of common stock may generally be issued from time to time for such proper corporate purposes as may be determined by our Board, without further action or authorization by our stockholders, except for some limited circumstances where stockholder approval is required by law or the listing standards of any stock exchange on which our common stock may be listed at such time.  Our Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or rules.

While our Board and management believe that the increase in authorized common stock is necessary to provide the additional flexibility to capitalize on financing and strategic opportunities, the possible future issuance of shares of equity securities consisting of common stock or securities convertible into common stock could affect our current stockholders in a number of ways, including the following:

●	diluting the voting power of the current holders of common stock;

●
diluting the market price of the common stock, to the extent that the shares of common stock are issued and sold at prices below current trading prices of the common stock, or if the issuance consists of equity securities convertible into common stock, to the extent that the securities provide for the conversion into common stock at prices that could be below current trading prices of the common stock; and

●	diluting the earnings per share, if any, and book value per share of the outstanding shares of common stock.

If this proposal is approved by our stockholders, we will file an amendment to our Amended and Restated Articles of Incorporation to effect the proposed increase in our authorized shares of common stock. Such amendment will be filed with the Nevada Secretary of State as soon as practicable following such approval.  Exhibit A to this Proxy Statement sets forth the text of the form of the certificate of amendment of articles of incorporation if this proposal is approved.  Such text is subject to revision for such changes as may be required by the Nevada Secretary of State and other changes consistent with the proposals that we or our counsel may deem necessary or appropriate.  Note that Exhibit A also contains the text for the proposed amendment to our Amended and Restated Articles of Incorporation discussed in Proposal 4.  In the event that our stockholders do not approve both Proposal 3 and Proposal 4, then the text of Exhibit A will be revised accordingly prior to filling with the Nevada Secretary of State.

No Dissenter’s Rights

Neither Nevada law nor our Amended and Restated Articles of Incorporation or Bylaws provide our stockholders with dissenters’ or appraisal rights in connection with this proposal.

Required Vote

Approval of this Proposal 3 requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as negative votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 4 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO CREATE A CLASS OF UNDESIGNATED PREFERRED STOCK

The Company’s Amended and Restated Articles of Incorporation do not presently authorize the issuance of shares other than common stock. On August 31, 2009, the Board voted unanimously, subject to stockholder approval, to approve a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Blank Check Preferred Articles Amendment”) which creates 25,000,000 shares of undesignated preferred stock, commonly referred to as “blank check” preferred stock because the Board has discretion to designate one or more series of the preferred stock with the rights, privileges and preferences of each series to be fixed by the Board from time to time in the future. The Board believes that the authorization of undersigned preferred shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financings and stock based acquisitions. “Blank check” preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital and making acquisitions. In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock. We presently lack the authority to issue preferred stock and, accordingly, are limited to issuing common stock or debt securities to raise capital. By authorizing a class of “blank check” preferred stock, we would increase our flexibility in structuring transactions.  The full text of the proposed Blank Check Preferred Articles Amendment is included in Exhibit A attached to this Proxy Statement.  Note that Exhibit A also contains the text for the proposed amendment to our Amended and Restated Articles of Incorporation discussed in Proposal 3.  In the event that our stockholders do not approve both Proposal 3 and Proposal 4, then the text of Exhibit A will be revised accordingly prior to filling with the Nevada Secretary of State.

Subject to the provisions of the Company’s Amended and Restated Articles of Incorporation and the limitations prescribed by law, the Board would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Amended and Restated Articles of Incorporation would give the Board flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the Board deems to be in the best interests of the Company and its stockholders.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While the Blank Check Preferred Articles Amendment may have anti-takeover ramifications, the Board believes that the financial flexibility offered by such amendment outweighs any disadvantages. To the extent that such amendment may have anti-takeover effects, such amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board enabling the Board to consider the proposed transaction in a manner that best serves the stockholders’ interests.

No Dissenter’s Rights

Neither Nevada law nor our Amended and Restated Articles of Incorporation or bylaws provide our stockholders with dissenters’ or appraisal rights in connection with this proposal.

Required Vote

Approval of this Proposal 4 requires the affirmative vote of the holders of a majority of our outstanding shares of common stock. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE CREATION OF UNDESIGNATED PREFERRED STOCK OF THE COMPANY

PROPOSAL 5 – APPROVAL OF REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO TO BE SET BY THE BOARD

On August 21, 2009 the Company’s aggregate market capitalization was approximately $22,400,000, with 46,619,884 shares outstanding and a share price of $0.48. In order to increase the Company’s stock price to a level that will enable it to apply for listing on the NASDAQ Capital Market or other national exchange, on August 31, 2009, the Board voted unanimously, subject to stockholder approval, to approve a Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation (the “Reverse Stock Split Articles Amendment”) to give the Board authorization to effect a Reverse Split (as defined below) of the Company’s common stock issued and outstanding, without further approval of our stockholders, upon a determination by the Board that such a Reverse Split is in the best interests of the Company and its stockholders, at any time before June 30, 2010. The full text of the proposed Reverse Stock Split Articles Amendment is attached to this Proxy Statement as Exhibit B.

The Reverse Stock Split Articles Amendment as approved by the Board does not specify an exact ratio for the Reverse Split, but rather stipulates a range of between one-for-fifteen (15) and one-for-two (the “Reverse Split”). As such, in asking the stockholders to approve the Reverse Split, the Board is also asking the stockholders to grant to them the authority to set the ratio for the Reverse Split and implement the Reverse Split at any time prior to June 30, 2010. In addition, approval of this Proposal No. 5 would give the Board, in its sole discretion, authority to abandon the Reverse Split in its entirety or can determine an appropriate Reverse Split ratio between fifteen (15) and two to one, depending on market conditions, prior to June 30, 2010.

If the Board implements the Reverse Split, the exact ratio for the Reverse Split will be fixed by the Board and a written notice of such determination will be distributed to the stockholders. The Company believes that this discretion is essential because it provides the Board with the maximum flexibility to react to changing market conditions and to therefore act in the best interests of the Company and its stockholders. Additionally, obtaining stockholder approval of the Reverse Split will enable the Company to avoid the additional time and expense of holding a special meeting of stockholders should the Board determine that it is in the best interest of the Company and its stockholders to implement the Reverse Split.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of the Company’s common stock. Except for minimal adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on the stockholders since each stockholder would hold the same percentage of common stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares of common stock would not be affected by the Reverse Split.

Although the Reverse Split will not have any dilutive effect on the Company’s stockholders, the proportion of shares owned by the stockholders relative to the number of shares authorized for issuance will decrease. As a result, the additional authorized shares of common stock will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by the stockholders, except as required by applicable laws and regulations. The Company does not have any present plan or intention to issue additional shares of authorized but unissued common stock that would become available as a result of the proposed Reverse Split.

The Reverse Split is not part of a broader plan to take the Company private.

Reasons for the Reverse Split

The Board’s primary objective in proposing the Reverse Split is to raise the per share trading price of the Company’s common stock to move the Company closer to the opportunity of listing the Company’s common stock on the NASDAQ Capital Market or other national stock exchange.  In addition to the foregoing, the Board believes that by effecting the Reverse Stock Split to increase the market price per share of its common stock will move the Company towards accomplishing a number of other immediate goals, including simplifying investors’ understanding and visibility of the Company’s earnings on a per share basis, attracting and retaining more long-term institutional stockholders through a higher share price and manageable share count, significantly reducing administrative, transaction and regulatory costs related to the number of shares authorized and outstanding. In the long term, the Board believes that the liquidity and marketability of the Company’s common stock will be adversely affected if it is not quoted on a national securities exchange as investors can find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company’s common stock. The Board believes that current and prospective investors will view an investment in the Company’s common stock more favorably if the Company’s common stock is quoted on the NASDAQ Capital Market.

The Board also believes that the Reverse Split and any resulting increase in the per share price of the Company’s common stock should also enhance the acceptability and marketability of the Company’s common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of the Company’s common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase the Company’s common stock.

The Company cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, the Company cannot assure you that after the Reverse Split the market price of the Company’s common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of the Company’s common stock will not decrease to its pre-split level, that the Company’s market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to meet or maintain the listing requirements of the NASDAQ Capital Market or any other national stock exchange.

Release No. 34-15230 of the staff of the Securities and Exchange Commission requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. However, as indicated above, the purpose of the reverse split and increase in authorized capital is to reduce the number of issued and outstanding shares while at the same time maintain its public status and increase the number of shares available for future issuance, thereby preparing the Company for the issuance of the quantities of shares required to meet our current obligations to our debt holders, as well as provide for an acquisition, merger, or reorganization. The actions are not intended to construct or enable any anti-takeover defense or mechanism on behalf of the Company. While it is possible that management could use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent stockholders, the Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device.

There are no anti-takeover mechanisms in the Company’s Amended and Restated Articles of Incorporation, Bylaws or another other governing documents or contracts.

Risks of a Reverse Stock Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of the Company’s common stock by a factor of between fifteen (15) and two. The Company cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. There can be no assurance that the Reverse Split will result in a per share price that will enable it to apply for listing on the NASDAQ Capital Market or any other national stock exchange or attract institutional investors and brokers. While the Company expects that the reduction in the number of outstanding shares of common stock will increase the market price of the Company’s common stock, the Company cannot assure you that the Reverse Split will increase the market price of the Company’s common stock by a multiple equal to the number of pre-split shares in the Reverse Split ratio to be determined by the Board, or result in any permanent increase in the market price of the Company’s common stock, which is dependent upon many factors, including the Company’s business and financial performance, general market conditions, and prospects for future success.

Should the market price decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. In some cases, the per share stock price of companies that have effected Reverse Splits has subsequently declined back to pre-reverse split levels. Accordingly, the Company cannot assure you that the market price of the Company’s common stock immediately after the effective date of the Reverse Split will be maintained for any meaningful period of time, that the ratio of post- and pre-split shares will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on the Company’s common stock price due to the reduced number of shares outstanding after the Reverse Split. A Reverse Split is often viewed negatively by the market and, consequently, can lead to a decrease in our overall market capitalization. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of the Company as measured by its stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual stockholder would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Although the Board believes that the decrease in the number of shares of the Company’s common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of the Company’s common stock could encourage interest in the Company’s common stock and possibly promote greater liquidity for the stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Principal Effects of the Reverse Split

Effects on Issued and Authorized Shares

The Reverse Split will be effective as of the date and time set forth in the Reverse Stock Split Articles Amendment (the “Effective Time”). Upon the filing of the Reverse Stock Split Articles Amendment, without further action on the part of the Company or the stockholders, the number of shares of the Company’s common stock issued and outstanding as of the Effective Time will be reduced proportionately based on the Reverse Split ratio selected by the Board between one-for-fifteen (15) and one-for-two. For example, if you presently hold 1,000 shares of common stock, you would hold 200 shares of common stock following a one-for-five reverse split.

In addition, based on the Reverse Split ratio selected by the Board, upon the filing of the Reverse Stock Split Articles Amendment, proportionate adjustments will be made to the per share conversion and exercise prices and the number of shares issuable upon the conversion or exercise of all outstanding debentures, options and warrants entitling the holders thereof to acquire or purchase shares of the Company’s common stock.  With respect to options and warrants, this will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split. Finally, the number of shares reserved for issuance under the Company’s existing stock option plans and employee stock purchase plans will be reduced proportionately based on the Reverse Split ratio selected by the Board upon the filing of the Reverse Stock Split Articles Amendment.

However, upon the effectiveness of the Reverse Split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of the Company’s common stock issued and outstanding based on the reverse stock split ratio selected by the Board. As of August 21, 2009, the Company had 125,000,000 shares of common stock authorized and 46,619,884 shares of common stock issued and outstanding. Authorized but unissued shares will be available for issuance, and the Company may issue such shares in financings or otherwise. If the Company issues additional shares, the ownership interest of holders of the Company’s common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of the Company's common stock.

Accounting Consequences

The Reverse Split will not affect the common stock capital account on our balance sheet. However, because the par value of the Company’s common stock will remain unchanged on the Effective Time, the components that make up the common stock capital account will change by offsetting amounts. Specifically, on the Company’s balance sheet, the common stock value would be adjusted downward in respect of the shares of the new common stock to be issued in the Reverse Split, such that the common stock value would become an amount equal to the aggregate par value of the shares of new common stock being issued in the Reverse Split. The additional paid-in capital amount recorded on the Company’s balance sheet would be increased by an amount equal to the amount by which the common stock was decreased. Additionally, net loss per share would increase proportionately as a result of the Reverse Split since there would be fewer shares outstanding.

Effect on Registration of Common Stock under the 1934 Act

The Company’s common stock is currently registered under Section 12(b) of the Exchange Act of 1934 (the “1934 Act”) and the Company is subject to the periodic reporting and other requirements of the 1934 Act. The proposed Reverse Split will not affect the registration of the Company’s common stock under the 1934 Act. If the proposed Reverse Split is implemented, the Company’s common stock will continue to be reported on the OTC Bulletin Board under the symbol “CYRX.OB”.

Mechanics of Reverse Stock Split

If this Proposal 5 is approved by the stockholders at the Annual Meeting and the Board decides that it is in the best interests of the Company and the stockholders to effectuate the Reverse Split, the Company will file the Reverse Stock Split Articles Amendment with the Secretary of State of the State of Nevada to amend the Company’s existing Amended and Restated Articles of Incorporation. The Reverse Split will become at the Effective Time. Beginning at the Effective Time, each stock certificate representing old pre-split shares of common stock will be deemed for all corporate purposes to evidence ownership of new post-split shares of common stock.

Effecting the Reverse Split

If approved by stockholders at the Annual Meeting and the Boards decide that it is in the best interests of the Company and the stockholders to effect a Reverse Split prior to June 30, 2010, the Reverse Stock Split Articles Amendment will be filed with the Secretary of State of the State of Nevada and the establishment of an appropriate ratio for the Reverse Split will be established based on several factors existing at the time. The Board will consider, among other factors, prevailing market conditions, the likely effect of the Reverse Split on the market price of the Company’s common stock, and on the Company’s compliance with applicable listing requirements, and the marketability and liquidity of the Company’s common stock. The actual timing of the filing of the Reverse Stock Split Articles Amendment with the Secretary of State of the State of Nevada to effect the Reverse Split will be determined by the Board, provided that such determination will be made prior to June 30, 2010. Also, if for any reason the Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Reverse Stock Split Articles Amendment, without further action by the stockholders.

As soon as practicable after the Effective Time, stockholders will be notified that the Reverse Split has been effected. The Company expects that its transfer agent, Integrity Stock Transfer, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of old pre-split shares of common stock will be asked to surrender to the exchange agent certificates representing such old pre-split shares in exchange for certificates representing new post-split shares of common stock in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any old pre-split shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Payment for Fractional Shares

No scrip or fractional certificates will be issued in connection with the Reverse Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of old shares not evenly divisible by the number selected by the Board for the Reverse Split ratio will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of the Company’s common stock on the day immediately prior to the effective time of the Reverse Split. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefore as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

If approved and effected, the Reverse Split will result in some stockholders owning “odd lots” of less than 100 shares of the Company’s common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

No Dissenter’s Rights

Under the Nevada General Corporation Law, the Company’s stockholders are not entitled to dissenters’ rights with respect to any reverse stock split, and the Company will not independently provide stockholders with any such right.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences of the Reverse Split that we anticipate would affect the Company’s stockholders. This summary is based on the United States federal income tax laws as currently in effect and interpreted, and does not take into account possible changes in such laws or interpretations. This summary is provided for your general information only and does not address all aspects of the possible federal income tax consequences of the Reverse Split and IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. In particular, this summary does not consider the federal income tax consequences to our stockholders in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws, and does not address any consequences of the Reverse Split under any state, local or foreign tax laws.

ACCORDINGLY, YOU MUST CONSULT WITH YOUR TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE REVERSE SPLIT TO YOU, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

The Company believes that the stockholders who exchange their pre-split shares of common stock solely for post-split shares of common stock should generally recognize no gain or loss for federal income tax purposes. A stockholder’s aggregate tax basis in the post-split shares of common stock to be received should be the same as the aggregate tax basis in the pre-split shares of common stock to be exchanged. The holding period of the post-split shares of common stock received should include the period during which the surrendered common stock was held, provided all such common stock was held as a capital asset at the Effective Time.

The Company will not recognize any gain or loss for accounting or tax purposes as a result of the Reverse Split.

The Company’s beliefs regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service, federal, state or local courts, and there can be no assurance that the Internal Revenue Service or the courts will concur with the positions expressed above. The state and local tax consequences of the Reverse Split may vary significantly as to each stockholder, depending on where he or she resides.

Vote Required

Provided a quorum is present, the affirmative vote of the holders of a majority of our outstanding shares of common stock is required to approve the Reverse Stock Split Articles Amendment that would allow the Board to effect the Reverse Split and grant the Board the authority, in its sole discretion, to establish the ratio for the Reverse Split at up to one-for-fifteen (15) (but not less than one-for-two), or to abandon the Reverse Stock Split Articles Amendment and the Reverse Split contemplated thereby. Votes may be cast for or against the proposal or you may abstain.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO TO BE SET BY THE BOARD

PROPOSAL 6 – APPROVAL OF 2009 STOCK INCENTIVE PLAN

General Information

In 2002, the Board adopted the CryoPort, Inc. 2002 Stock Incentive Plan (the “2002 Plan”) which was approved by the Company’s stockholders on October 1, 2002. The 2002 Plan allows the Company to grant options and restricted shares to employees, non-employee directors and consultants of the Company or an affiliate.

On August 31, 2009, the Board adopted, subject to stockholder approval, the CryoPort, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”).  The 2009 Incentive Plan is designed to replace the 2002 Plan and provides for the grant of incentive stock options, nonqualified stock options, restricted stock rights, restricted stock, performance share units, performance shares, performance cash awards, stock appreciation rights (“SARs”), and stock grant awards. The 2009 Incentive Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the $1,000,000 limitation on the deduction of compensation imposed by Section 162(m) of the Code.

The following is a summary of the material terms of the 2009 Incentive Plan that may be of importance to you. The summary is qualified by reference to the full text of the 2009 Incentive Plan, which is attached to this Proxy Statement as Exhibit C. Capitalized terms used but not defined have the meaning given to such term in the 2009 Incentive Plan.

SUMMARY OF PLAN FEATURES

Purpose

The Board believes that the 2009 Incentive Plan will promote the interest and long-term success of the Company and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the continued growth and profitability of the Company.

Administration

The 2009 Incentive Plan will be administered by the Compensation and Governance Committee or such other committee as may be designated by the Board (the “Committee”). The Committee must be comprised of at least three (3) members of the Board. Each Committee member must be a “non-employee director” as defined in Rule 16b-3 of the Exchange Act if required to meet the conditions for exemption from Section 16(b) of the Exchange Act and an “outside director” as defined in Section 162(m) of the Code. The Committee, by majority action, is authorized to interpret the 2009 Incentive Plan, to prescribe, amend, and rescind rules and regulations relating to the 2009 Incentive Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the 2009 Incentive Plan, to the extent they are not inconsistent with the 2009 Incentive Plan.

The Committee will have the authority, to determine the participants who are entitled to receive awards under the 2009 Incentive Plan, the types of awards, the times when awards shall be granted, the number of awards, the purchase price or exercise price, if any, the period(s) during which such awards shall be exercisable (whether in whole or in part), the restrictions applicable to awards, the form of each award agreement, and the schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an award and accelerations or waivers thereof, based in each case on such considerations as the Committee deems appropriate. The Committee will not have the authority to accelerate the vesting or waive the forfeiture of any performance-based awards (as described below). Neither the award agreement or the other terms and provisions of any award must be identical for each participant.

The Committee will have the authority to modify existing awards, subject to specified provisions of the 2009 Incentive Plan and the listing requirements of OTC Bulletin Board or such other exchange on which the Company stock is traded. The Committee will be prohibited from repricing any previously granted options or SARs without first obtaining shareholder approval.

Stock Subject to 2009 Incentive Plan

A total of 12,000,000 shares of common stock plus (i) the number of shares of stock remaining available for grant pursuant to the 2002 Plan as of the effective date, and (ii) the number of shares of stock that were previously granted pursuant to 2002 Plan and that either terminate, expire, or lapse for any reason after the effective date is reserved for issuance under the 2009 Incentive Plan, subject to stockholder approval. Notwithstanding the above, the maximum number of shares of stock that may be issued as incentive stock options under the Plan shall be 12,000,000.

Subject to the express provisions of the 2009 Incentive Plan, if any award granted under the 2009 Incentive Plan terminates, expires, lapses for any reason, or is paid in cash, any stock subject to or surrendered for such award will again be stock available for the grant of an award under the 2009 Incentive Plan. The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an option (or a portion thereof) will reduce the number of shares of stock available for issuance pursuant to the 2009 Incentive Plan by the entire number of shares of stock subject to that SAR or option (or applicable portion thereof), even though a smaller number of shares of stock will be issued upon such an exercise. Also, shares of stock tendered to pay the exercise price of an option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an award will not become available for grant or sale under the 2009 Incentive Plan.

The maximum number of shares of common stock that may be granted to a participant, who is a covered employee, during any fiscal year with respect to one or more awards, shall be 750,000 shares.

Eligibility

All employees, officers, non-employee directors of, and consultants to, the Company or an affiliate, as determined by the Committee, are eligible to participate in the 2009 Incentive Plan.

Awards Available Under the 2009 Incentive Plan

The following types of awards may be granted pursuant to the 2009 Incentive Plan: options, restricted stock rights, restricted stock, performance shares, performance share units, performance cash awards, stock appreciation rights and stock grant awards.

Stock Options. The Committee may grant incentive stock options and nonqualified stock options under the 2009 Incentive Plan. Incentive stock options will be granted only to participants who are employees. The exercise price of all options granted under the 2009 Incentive Plan will be at least 100% of the fair market value of Company stock on the date granted. No option may be exercised more than ten (10) years from the date of grant. The Committee will determine the methods by which the exercise price of an option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and how shares of stock will be delivered or deemed delivered to participants. A participant will have no rights as a shareholder with respect to options until the record date of the stock purchase.

Restricted Stock Rights. The Committee may grant restricted stock rights awards under the 2009 Incentive Plan. A restricted stock right award gives the participant the right to receive common stock or a cash payment equal to the fair market value (determined as of a specified date) in the future. Shares of common stock are not issued under the award until specified restrictions lapse. The restrictions typically involve the achievement of specified performance targets and/or the continued employment of the participant until a specified date. Participants holding restricted stock rights have no voting rights with respect to the shares of stock subject to their restricted stock rights award.

Restricted Stock. The Committee may grant restricted stock under the 2009 Incentive Plan. A restricted stock award gives the participant the right to receive a specified number of shares of common stock at a purchase price determined by the Committee (including and typically zero). Restrictions limit the participant’s ability to transfer the stock and subject the stock to a substantial risk of forfeiture until specific conditions or goals are met. The restrictions will lapse in accordance with a schedule or other conditions as determined by the Committee. As a general rule, if a participant terminates employment when the restricted stock is subject to restrictions, the participant forfeits the unvested restricted stock. The Committee may, in its discretion, waive the restrictions in whole or in part, unless the restricted stock award is a performance-based award (as described below).

Performance Shares. The Committee may grant performance share awards under the 2009 Incentive Plan. A performance share award gives the participant the right to receive common stock of the Company if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee. Each performance share will have a value determined by the Committee at the time of grant.

Performance Share Units. The Committee may grant performance share unit awards under the 2009 Incentive Plan. A performance share unit award gives the participant the right to receive common stock of the Company, a cash payment or a combination of stock and cash, if the participant achieves the performance goals specified by the Committee during a performance period specified by the Committee. Each performance share unit will have a value determined by the Committee at the time of grant.

Performance Cash Awards. The Committee may grant performance cash awards under the Plan. A performance cash award gives the participant the right to receive a cash payment if certain performance goals are satisfied during a performance period specified by the Committee.

Stock Appreciation Rights. The Committee may grant SARs under the 2009 Incentive Plan. A SAR gives the participant the right to share in the appreciation in value of one share of common stock of the Company. Appreciation is calculated as the excess of (i) the fair market value of a share of common stock on the date of exercise over (ii) the price fixed by the Committee on the grant date, which may not be less than the fair market value of a share of common stock on the grant date. Payment for SARs shall be made in stock. SARs are exercisable at the time and subject to the restrictions and conditions as the Committee approves, provided that no SAR may be exercised more than ten (10) years following the grant date.

Stock Grant Awards. The Committee may grant stock awards under the 2009 Incentive Plan. A stock grant award gives the participant the right to receive, or the right to purchase at a predetermined price, shares of stock free from vesting restrictions. A stock grant award may be granted or sold as consideration for past services, other consideration or in lieu of cash compensation due to any participant.

Performance-Based Awards. When the Committee grants restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards it may designate the award as a performance-based award. Options and SARs granted pursuant to the 2009 Incentive Plan should, by their terms, qualify as performance-based awards. Performance-based awards are designed to qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code. Section 162(m) of the Code only applies to “covered employees” as that term is defined in Section 162(m) of the Code. Therefore, only covered employees are eligible to receive awards that are designated as performance-based awards. The Committee has complete discretion regarding whether to grant awards to covered employees that qualify for the “performance-based compensation” exception. The Committee may, in its discretion, grant awards under the 2009 Incentive Plan to covered employees that do not qualify for the exception.

The payment of restricted stock, restricted stock rights, performance shares, performance share units, or performance cash awards that are designated as performance-based awards is contingent upon a covered employee’s achievement of pre-established performance goals during a specified performance period. Performance goals are based on any one or more pre-established performance criteria. The pre-established performance criteria are limited to the following: revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; market penetration, geographic goals, business expansion goals, development of strategic relationships with customers and/or vendors; and development and execution on strategic acquisitions.

With respect to any performance-based award granted to a covered employee that qualifies for the “performance-based compensation” exception to the Section 162(m) limitation, the Committee has the discretion to: select the length of the performance period, the type of performance-based awards to be issued, the kind and/or level of performance goal or goals and whether the performance goal or goals apply to the Company, an affiliate or any division or business unit of any of them, or to the individual participant or any group of participants. The Committee has the discretion to decrease the amount of compensation payable pursuant to any performance-based award but may not increase the compensation payable pursuant to any performance-based award.

The performance criteria and other related aspects of the 2009 Incentive Plan will be subject to shareholder approval again in 2014 if (as is currently the case) shareholder approval is then required to maintain the tax-deductible nature of performance-based compensation under the 2009 Incentive Plan.

The maximum amount of any performance-based award that may be granted to a covered employee during any performance period is 500,000 shares of common stock or the equivalent cash value.

Restrictions

The Committee may impose such restrictions on any awards under the 2009 Incentive Plan as it may deem advisable, including restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Company’s common stock is then listed and under any blue sky or state securities law applicable to the awards.

Change in Control

The Committee, in its sole discretion, may determine that upon a Change in Control (as that term is defined in the 2009 Incentive Plan), all awards, except those awards that qualify as “performance-based compensation” under Section 162(m), shall become fully vested and exercisable and all restrictions on such outstanding awards shall lapse.  If such a determination is made by the Committee, performance-based awards will vest on a pro-rata basis based on the level of achievement of the performance goals applicable to such awards.

Non-transferability

The Committee may, in it sole discretion, determine the right of a participant to transfer any award granted under the 2009 Incentive Plan. Unless otherwise determined by the Committee, no award granted under the 2009 Incentive Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, but for the fact that it relates to an award granted under the 2009 Incentive Plan) in favor of a spouse, or, if applicable, until the termination of any restricted or performance period as determined by the Committee.

Adjustment Provisions

If there is a change in the outstanding shares of stock because of a stock dividend or split, recapitalization, liquidation, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of stock available under the 2009 Incentive Plan and subject to each outstanding award, and its stated exercise price or the basis upon which the award is measured, will be adjusted by the Committee. Moreover, in the event of such transaction or event, the Committee, in its discretion may provide in substitution for any or all outstanding awards under the 2009 Incentive Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Any adjustment to an incentive stock option shall be made consistent with the requirements of Section 424 of the Code. Further, with respect to any option or SAR that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

Amendment, Modification and Termination of 2009 Incentive Plan

Subject to the Board’s right to amend or terminate the 2009 Incentive Plan at any time, the 2009 Incentive Plan will remain in effect until all awards issued under the 2009 Incentive Plan expire, terminate, are exercised or are paid in full in accordance with the 2009 Incentive Plan provisions and any award agreement. However, no award may be granted under the 2009 Incentive Plan after the tenth anniversary of the date the 2009 Incentive Plan is approved by the Company’s shareholders unless the shareholders of the Company vote to approve an extension of the 2009 prior to such expiration date.

The Board has discretion to terminate, amend or modify the 2009 Incentive Plan. Any such action of the Board is subject to the approval of the shareholders to the extent required by law, regulation or the rules of any exchange on which Company stock is listed. To the extent permitted by law, the Board may delegate to the Committee or the Chief Executive Officer the authority to approve non-substantive amendments to the 2009 Incentive Plan. Except as otherwise provided in the 2009 Incentive Plan, the Board, Chief Executive Officer and the Committee may not do any of the following without stockholder approval: reduce the purchase price or exercise price of any outstanding award, including any option or SAR; increase the number of shares available under the 2009 Incentive Plan; grant options with an exercise price that is below fair market value of a share of Company stock on the grant date; reprice previously granted options or SARs; or cancel any option or SAR in exchange for cash or any other award or in exchange for any option or SAR with an exercise price that is less than the exercise price for the original option or SAR.

Tax Withholding

The Company will have the power to withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any award under the 2009 Incentive Plan. To the extent that alternative methods of withholding are available under applicable laws, the Company will have the power to choose among such methods.

Federal Income Tax Information

The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2009 Incentive Plan based on federal income tax laws in effect on January 1, 2009. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

As a general rule, a participant will not recognize taxable income with respect to any award at the time of grant. If a participant who receives a restricted stock grant makes the election permitted by Section 83(b) of the Code, the participant will recognize income on the award at the time of grant.

Upon exercise of a nonqualified stock option, the lapse of restrictions on restricted stock, or upon the payment of SARs, restricted stock rights, performance shares, performance share units, performance cash awards, or stock grant awards the participant will recognize ordinary taxable income in an amount equal to the difference between the amount paid for the award, if any, and the fair market value of the stock or amount received on the date of exercise, lapse of restriction or payment. The Company will be entitled to a concurrent income tax deduction equal to the ordinary income recognized by the participant.

A participant who is granted an incentive stock option will not recognize taxable income at the time of exercise. However, the excess of the stock’s fair market value over the option price could be subject to the alternative minimum tax in the year of exercise (assuming the stock received is not subject to a substantial risk of forfeiture or is transferable). If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any income tax deduction. If the holding period requirements are not met, the incentive stock option will not meet the requirements of the tax and the tax consequences described for nonqualified stock options will apply.

The final regulations promulgated under Section 409A of the Code became effective as of January 1, 2009. If certain awards fail to comply with Section 409A, a participant must include in ordinary income all deferred compensation conferred by the award, pay interest from the date of the deferral and pay an additional 20% tax. The award agreement for any award that is subject to Section 409A may include provisions necessary for compliance as determined by the Committee. The Company intends (but cannot and does not guarantee) that awards granted under the 2009 Incentive Plan will comply with the requirements of Section 409A or an exception thereto and intends to administer and interpret the 2009 Incentive Plan in such a manner.

Special Rules Applicable to Officers

In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of the stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Tax Consequences to the Company or Its Affiliates

To the extent that a grantee recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the employee performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not subject to the $1 million deduction limit for certain executive compensation under Section 162(m) of the Code.

New Plan Benefits Table

Benefits under the 2009 Incentive Plan will depend on the Committee’s actions and the fair market value of the Company’s stock at various future dates. Consequently, it is not possible to determine the future benefits that will be received by 2009 Incentive Plan participants.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock as of August 21, 2009, by each person or group of affiliated persons known to the Company to beneficially own 5% or more of its common stock, each director, each named executive officer, and all of its directors and named executive officers as a group. As of August 21, 2009, there were 46,619,884 shares of common stock outstanding. Unless otherwise indicated, the address of each beneficial owner listed below is c/o CryoPort, Inc., 20382 Barents Sea Circle, Lake Forest, California 92630.

The following table gives effect to the shares of common stock issuable within 60 days of August 21, 2009, upon the exercise of all options and other rights beneficially owned by the indicated stockholders on that date. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned:

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned

Executive Officers and Directors:
Peter Berry	1,344,715	(1)	2.8%
Larry G. Stambaugh	166,667	(1)	*
Dee S. Kelly	443,252	(1)	*
Kenneth G. Carlson	287,000	(1)	*
Gary C. Cannon	328,750	(1)	*
Adam M. Michelin	243,500	(1)	*
Thomas S. Fischer, PhD	267,100	(1)	*
Stephen L. Scott	134,561	(1)	*
Bret Bollinger	162,200	(1)	*
Carlton M. Johnson	7,775	(1)	*

All directors and named executive officers as a group (10 persons)	3,385,520		6.8%

Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned (3)

Other Stockholders:
BridgePointe Master Fund, Ltd.	19,791,131	(1) (2)	4.9%
Enable Growth Partners LP	17,561,252	(1) (2)	4.9%

*	Represents less than 1%
(1)
Includes shares which individuals shown above have the right to acquire as of August 21, 2009, or within 60 days thereafter, pursuant to outstanding stock options and/or warrants as follows: Mr. Stambaugh – 166,667; Mr. Berry - 1,144,370 shares; Ms. Kelly – 443,252 shares; Mr. Carlson – 287,000 shares; Mr. Cannon – 328,750 shares; Mr. Michelin – 243,500 shares; Dr. Fischer – 267,100 shares; Mr. Scott – 134,550 shares; Mr. Bollinger – 162,200 shares; Mr. Johnson – 7,775; BridgePointe Master Fund, Ltd – 12,987,789 shares and Enable Growth Partners LP – 11,628,913 shares.

(2)
Includes shares which individuals shown above have the right to acquire as of August 21, 2009, or within 60 days thereafter, pursuant to outstanding convertible debentures as follows: BridgePointe Master Fund, Ltd – 6,289,295 shares and Enable Growth Partners LP – 4,510,213 shares.

(3)
The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the selling stockholder has sole or shared voting power or investment power and also any shares, which the selling stockholder has the right to acquire within 60 days. Nevertheless, for purposes of this table only for each of the other stockholders does not give effect to the 4.99% limitation on the number of shares that may be held by each other stockholder as agreed to in the warrant held by each selling stockholder which limitation is subject to waiver by the holder upon 61 days prior written notice to us (subject to a further non-waivable limitation at 9.99%).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(7) ($)	Option Awards(8) ($)	All Other Compensation(14) ($)	Total Compensation ($)

Larry M. Stambaugh, President, Chief Executive Officer and Chairman	2009 2008	48,000(2) -	- -	28,695(9) -	- -	76,695 -

Peter Berry, Former President and Chief Executive Officer	2009 2008	205,000(3) 136,000(3)	- 30,000	- 47,395(10)	7,040 3,300	259,435 216,695

Dee S. Kelly, CPA, Former Chief Financial Officer and Vice President of Finance	2009 2008	116,000(4) 100,000(4)	- 16,000	- 64,639(11)	- -	120,000 186,639

Bret Bollinger, Vice President of Operations	2009 2008	127,000(5) 21,667(5)	- -	57,398(12) 52,983(12)	6,890 1,196	194,288 75,846

Kenneth Carlson Vice President of Sales and Marketing	2009 2008	110,000(6) 106,000(6)	- 14,000	- 68,877(13)	5,234 4,540	115,234 193,417

(1) This column represents salary and consulting compensation as reported as of the last payroll period prior to or immediately after March 31 of each fiscal year.

(2) This amount represents the $12,000 paid to Mr. Larry Stambaugh as compensation for consulting services during fiscal 2009, as well as the $36,000 paid to Mr. Stambaugh as compensation for services as a Director during fiscal 2009. Mr. Stambaugh was elected as Chairman of the Board on December 10, 2008 and subsequently as President and Chief Executive Officer on February 20, 2009. On August 21, 2009, the Compensation and Governance Committee approved an employment agreement with Mr. Stambaugh which has an effective commencement date of August 1, 2009, the details of which are described below.

(3) This amount represents the $192,000 paid to Mr. Peter Berry during fiscal 2009 as salary for his services as the President and Chief Executive Officer until February 20, 2009, when he resigned his position. In November and December 2008, Mr. Berry voluntarily took a reduction in his monthly pay from $16,000 to $14,500 per month. Mr. Berry resigned from the Board of Directors effective July 30, 2009 but continues to serve as a consultant for the Company in an advisory role. Effective March 1, 2009, Mr. Berry entered into a Consulting Agreement to provide advisory services to the Company for the period from March 1, 2009 to January, 1, 2010. The compensation for Mr. Peter Berry’s consulting services under such agreement for fiscal 2009 was $16,000 for the month of March 2009 and $28,890 for each month thereafter until expiration of such agreement.

(4) This amount represents the $10,000 per month paid to Ms. Dee Kelly as a part-time consultant for the Company during fiscal 2009 and fiscal year ended March 31, 2008. In fiscal 2009, Ms. Kelly deferred approximately $4,000. In fiscal 2008, Ms. Kelly deferred approximately $20,000. Ms. Kelly does not have an employment agreement with the Company.  Ms. Kelly resigned all of her officer positions with the Company effective August 20, 2009.

(5) This amount represents the $130,000 paid to Mr. Bret Bollinger as salary for his services as the Company’s Vice President of Operations of which $3,000 was deferred. In January 2009, Mr. Bollinger voluntarily took a reduction in his monthly pay from $10,833 to $9,883. Mr. Bret Bollinger’s became the Company’s Vice President of Operations in February 2008.

(6) This amount represents the $120,000 paid to Mr. Kenneth Carlson as salary for his services as the Company’s Vice President of Sales and Marketing for fiscal 2009 and fiscal year ended March 31, 2008. In the months of November 2008 through March 2009, Mr. Carlson voluntarily took a reduction in his monthly pay from $10,000 to $8,000, resulting in the deferral of $10,000 in compensation for fiscal 2009.

(7) This amount represents the annual year-end bonus, based on a percentage of salary, paid to all employees of the Company.

(8) This column represents the expense recorded for the fair value of all stock options and warrants granted in fiscal 2009 and the Company’s fiscal year ended March 31, 2008, all in accordance with SFAS 123(R). Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to the grants made in 2009 and 2008, refer to Note 2 “Summary of Significant Accounting Policies – Stock-Based Compensation” in the Company’s Form 10-K for the period ended March 31, 2009, filed with the SEC on July 1, 2009. For information on the valuation assumptions with respect to the grants made in 2007, refer to Note 2 “Summary of Significant Accounting Policies – Stock-Based Compensation” in the Company’s Form 10-K for the period ended March 31, 2008, filed with the SEC on June 30, 2008, and amended on July 14, 2008.

(9) This amount represents the fair value of all options and warrants granted to Mr. Stambaugh as compensation for services as Director during fiscal 2009. On December 10, 2008, based on the recommendation of the Compensation and Governance Committee and approval by the Board, Mr. Stambaugh was granted 500,000 warrants exercisable at $0.84 which vest in three equal installments on the date of grant and the first and second anniversary of the date of grant.

(10) This amount represents the fair value of all options and warrants granted to Mr. Berry as compensation during fiscal 2009. Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Mr. Berry was granted incentive awards of 26,200 fully vested warrants exercisable at $1.07 per share on August 27, 2007 and 26,200 fully vested warrants exercisable at $1.07 per share on February 28, 2008. The exercise prices of the warrants are equal to the fair value of the Company’s stock as of the grant dates.

(11) This amount represents the fair value of all options and warrants granted to Ms. Kelly as compensation for services during fiscal 2009. Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Ms. Kelly was granted incentive awards of 61,000 fully vested warrants exercisable at $1.07 per share on February 28, 2008. The exercise price of the warrants is equal to the fair value of the Company’s stock as of the grant date.

(12) This amount represents the fair value of all options and warrants granted to Mr. Bollinger as compensation for services during fiscal 2009. Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Mr. Bollinger was granted incentive awards of 150,000 warrants exercisable at $1.07 per share on February 28, 2008 which vests at a rate of 50,000 upon date of grant, 50,000 on February 28, 2009 and 50,000 on February 28, 2010. The exercise price of the warrants is equal to the fair value of the Company’s stock as of the grant date.

(13) This amount represents the fair value of all options and warrants granted to Mr. Carlson as compensation for services during the Company’s fiscal year ended March 31, 2008. Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Mr. Carlson was granted incentive awards of 65,000 fully vested warrants exercisable at $1.07 per share on February 28, 2008. The exercise price of the warrants is equal to the fair value of the Company’s stock as of the grant date.

(14) Amounts shown in this column reflect the costs of health insurance premiums paid to each of Messrs. Berry, Carlson and Bollinger. Such items are currently taxable to such named executive officer. The amount of taxable income for the individual is determined pursuant to Internal Revenue Service rules which may differ from the amounts reflected in this column.

Narrative Disclosure to Summary Compensation Table

Employment Contracts

Larry G. Stambaugh

On August 21, 2009, the Compensation and Governance Committee approved an employment agreement with Mr. Stambaugh, the Company’s Chief Executive Officer, President and Chairman, which commenced effective as of August 1, 2009 and will continue in effect until Mr. Stambaugh’s employment is terminated under the provisions of the employment agreement (the “Stambaugh Employment Agreement”).  Pursuant to the terms of the Stambaugh Employment Agreement, Mr. Stambaugh will be paid an initial annual base salary of $360,000 which may be increased from time to time at the discretion of Compensation and Governance Committee.  Mr. Stambaugh also may be eligible to receive a discretionary annual bonus of up to sixty percent (60%) of his then effective annualized base salary pursuant to an incentive plan to be prepared by the Company’s Board with Mr. Stambaugh’s participation and completed at the earliest practicable time.  In addition, in the event that the Company raises an aggregate of $5,000,000 pursuant to equity and/or convertible debt financings during the period of March 30, 2009 and continuing to the last day of the term of his employment, then Mr. Stambaugh shall be entitled to receive a onetime incentive payment in the amount of $125,000.  Mr. Stambaugh is eligible to participate in all employee benefits plans or arrangements which may be offered by the Company during the term of his agreement. The Company shall pay the cost of Mr. Stambaugh’s health insurance coverage in accordance with the Company’s plans and policies during the term of his employment. Mr. Stambaugh shall also be eligible for twenty-five (25) paid time off days a year, and is entitled to receive fringe benefits ordinarily and customarily provided by the Company to its senior officers.

In addition to the previously awarded warrant for 500,000 shares common stock issued to Mr. Stambaugh on December 10, 2008, on October 1, 2009, or sooner if permitted by debt restrictions, Mr. Stambaugh will become entitled to receive an incentive stock option to acquire 670,000 shares of common stock of the Company at the greater of the per share fair market value of such common stock or the current price allowable under the Company’s outstanding convertible debentures.  The right to exercise the stock option will vest as to 33⅓% of the underlying shares of common stock upon grant, with the remaining underlying shares vesting in equal installments on the first and second anniversary of the grant date.

Mr. Stambaugh has agreed not to solicit any Company employees during the term of his employment and the one year period following the termination of his employment.  Payments due to Mr. Stambaugh upon a termination of his employment agreement are described below.

Peter Berry

Prior to his voluntary resignation on February 20, 2009, Mr. Berry was subject to an employment agreement with the Company dated November 1, 2002, as amended March 17, 2003 (the “Berry Employment Agreement”), pursuant to which he has been employed as the Company’s President and Chief Executive Officer. Based on the recommendations of the Compensation and Governance Committee, in December 2005, December 2006, November 2007 and again in December 2008, the Board approved the extension of Mr. Berry’s employment contract for additional one-year terms with the same base salary as that provided for in the last year of the original employment agreement. Under the extended terms of his employment agreement, Mr. Berry’s annual salary was $192,000 and he was eligible for an annual cash bonus of up to 40% of his base salary, based on goals and objectives met as recommended by the Compensation and Governance Committee and approved by the full Board. On November 1, 2002, pursuant to the Berry Employment Agreement, the Company granted Mr. Berry a stock option to purchase up to 500,000 shares of common stock at an exercise price of $.50 per share, which option vested as to 125,000 shares on the first anniversary of the date of grant, and thereafter vests in 36 equal monthly installments through November 11, 2006. In the event that the Company terminates Mr. Berry’s employment without “cause”, as defined in the Berry Employment Agreement, or fails to renew the Agreement except for “cause”, then upon such termination, the Company is obligated to pay to Mr. Berry as severance an amount equal to his then current base salary, plus any earned incentive bonus. In March 2003, the Agreement was amended to reflect Mr. Berry’s agreement to a reduced base salary during the first year of $60,000, and agreement to forego eligibility for an incentive bonus for such year. In exchange for the foregoing, the Company granted Mr. Berry an additional stock option to purchase an additional 250,000 shares of its common stock at a price of $.50 per share. The option was vested as to 125,000 shares on the date of grant, and 62,500 shares on each of September 30, 2003 and March 31, 2004. All other terms of the Berry Employment Agreement remained unchanged. The Berry Employment Agreement was further amended by Board consent, due to the financial condition of the company in 2004 at Mr. Berry’s request, to eliminate the 100% bonus provision per the contract in year two and defer this bonus into the third year of the Berry Employment Agreement. This entitled Mr. Berry to earn up to 200% of his then salary in the third contract year. Mr. Berry’s bonus earned for the third year of the Berry Employment Agreement was approved for a total of $100,000 which was included in Mr. Berry’s accrued salaries as of March 31, 2006 and converted into a note payable during fiscal 2007. Mr. Berry’s bonuses earned for the years ended March 31, 2009 and 2007 based on the terms of the Berry Employment Agreement were approved by the Board for $30,000 each year. Starting March 1, 2009, Mr. Berry entered into a Consulting Agreement to provide advisory services to the Company for the period of March 1, 2009 through January 1, 2010. The compensation for Mr. Berry’s services under this agreement was set for $16,000 for the month of March 2009 and $28,890 for each month thereafter until expiration of the contract.  On August 26, 2009, Mr. Berry agreed to accept $20,000 per month through the remainder of the term of the Consulting Agreement with the deferred portion payable following expiration of the term.

Catherine Doll

On July 29, 2009, the Company retained the services of Ms. Doll, and she was appointed by the Board to the offices of Chief Financial Officer, Treasurer and Assistant Corporate Secretary effective as of August 20, 2009.  Pursuant to her agreement with the Company, Ms. Doll will be paid the sum of $10,000 per month in consideration for her services to the Company.  In addition, the Company has agreed to issue warrants for the purchase of 20,000 shares of our common stock.  The terms and exercise price of the warrants will be determined on the date issuance of the warrant is approved by the Board.

Bret Bollinger

Bret Bollinger is subject to an employment agreement which became effective February 1, 2008 (the “Bollinger Employment Agreement”), pursuant to which he is employed as the Company’s Vice President of Operations. Under the terms of the Bollinger Employment Agreement, as approved by the Compensation and Governance Committee, Mr. Bollinger’s current annual salary is $130,000 and he is eligible for an annual cash bonus of up to 30% to 50% of his base salary based on targeted goals and objectives met, payable in either cash or warrants, as determined by the President and approved by the Board. In the event that the Company terminates Mr. Bollinger’s employment without “cause”, as defined in the Agreement, then upon such termination, the Company is obligated to pay to Mr. Bollinger as severance an amount equal to six months of his then current base salary.

The Company has no other employment agreements.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2009(*)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Larry Stambaugh	166,667(13)	-	333,333(13)	$0.84	12/4/18

Peter Berry	500,000(1)	-	-	$0.50	11/1/12
	250,000(2)	-	-	$0.50	4/1/13
	250,000(3)	-	-	$0.60	11/1/13
	210,970(4)	-	-	$0.04	8/1/14
	26,200(5)	-	-	$0.75	8/27/17
	26,200(5)	-	-	$1.07	2/27/18

Dee S. Kelly	75,000(6)	-	-	$0.60	10/1/13
	36,752(7)	-	-	$0.04	8/1/14
	158,500(8)	-	-	$1.00	8/3/16
	61,000(9)	-	-	$0.28	1/3/17
	61,000(9)	-	-	$1.07	2/27/18

Kenneth G. Carlson	157,000(10)	-	-	$1.00	8/3/16
	65,000(11)	-	-	$0.28	1/3/17
	65,000(11)	-	-	$1.07	2/27/18

Bret Bollinger	100,000(12)	-	50,000(12)	$1.07	2/27/18

* This table represents the amounts of all stock options and warrants outstanding as of the end of fiscal 2009.

(1) On November 1, 2002, pursuant to the Berry Employment Agreement, the Company granted Mr. Berry a stock option to purchase up to 500,000 shares of common stock at an exercise price of $.50 per share, which option vested as to 125,000 shares on the first anniversary of the date of grant, and thereafter vests in 36 equal monthly installments through November 11, 2006. In the event that the Company terminated Mr. Berry’s employment without “cause”, as defined in the Berry Employment Agreement, or fails to renew the Berry Employment Agreement except for “cause”, then upon such termination, the Company is obligated to pay to Mr. Berry as severance an amount equal to his then current base salary, plus any earned incentive bonus.

(2) In March 2003, the Berry Employment Agreement was amended to reflect Mr. Berry’s agreement to a reduced base salary during the first year of $60,000, and agreement to forego eligibility for an incentive bonus for such year. In exchange for the foregoing, the Company granted Mr. Berry an additional stock option to purchase an additional 250,000 shares of its common stock at a price of $.50 per share. The option was vested as to 125,000 shares on the date of grant, and 62,500 shares on each of September 30, 2003 and March 31, 2004.

(3) On November 1, 2003, the Berry Employment Agreement was amended to reflect Mr. Berry's agreement to a reduced base salary during the second year of $60,000, and agreement to forego eligibility for an incentive bonus for such year. In exchange for the foregoing, the Company granted Mr. Berry an additional stock option to purchase an additional 250,000 shares of its common stock at a price of $.60 per share. The option was vested as to 90,000 shares on March 1, 2004, and 80,000 shares on each of July 1, 2003 and November 1, 2004.

(4) On August 1, 2004 Cryoport offered on a pro rated basis to all shareholders 5 million shares of common stock at $.04 per share. This option was approved by the compensation committee for Peter Berry to participate for 367,970 shares. Peter Berry exercised as to 157,000 shares in the fiscal year of 2008-2009.

(5) Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Mr. Berry was granted incentive awards of 26,200 fully vested warrants exercisable at $1.07 per share on August 27, 2007 and 26,200 fully vested warrants exercisable at $1.07 per share on February 28, 2008.

(6) On October 1, 2003, Dee Kelly was granted an additional stock option to purchase 75,000 shares of common stock at a price of $.60 per share. The option was vested as to 5,000 shares on March 1, 2003, and 2,000 shares per month thereafter from November 1, 2003 to October 1, 2006.

(7) Ms. Kelly was granted an option to purchase 36,752 shares of common stock at $.04 per share in connection with the offering described in Note 4 above.

(8) Based on the recommendation of the Compensation Committee and approval by the Board, Ms. Kelly was granted incentive awards of 158,000 warrants exercisable at $1.00 per share on August 3, 2006. The exercise price of the warrants was equal to the fair value of the Company stock as of the grant date.

(9) Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Ms. Kelly was granted incentive awards of 61,000 fully vested warrants exercisable at $0.28 per share on January 3, 2007 and 61,000 fully vested warrants exercisable at $1.07 per share on February 28, 2008. The exercise price of the warrants is equal to the fair value of the Company’s stock as of the grant date.

(10) Based on the recommendation of the Compensation Committee and approval by the Board, Mr. Carlson was granted incentive awards of 157,000 warrants exercisable at $1.00 per share on August 3, 2006.

(11) Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Ms. Carlson was granted incentive awards of 65,000 fully vested warrants exercisable at $0.28 per share on January 3, 2007 and 65,000 fully vested warrants exercisable at $1.07 per share on February 28, 2008. The exercise price of the warrants is equal to the fair value of the Company’s stock as of the grant date.

(12) Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Mr. Bollinger was granted incentive awards of 150,000 warrants exercisable at $1.07 per share on February 28, 2009 which vest at a rate of 50,000 upon grant date, 50,000 on February 28, 2009 and 50,000 on February 28, 2010. The exercise price of the warrants is equal to the fair value of the Company stock as of the grant date.

(13) Based on the recommendation of the Compensation and Governance Committee and approval by the Board, Mr. Stambaugh was granted incentive awards of 500,000 fully warrants exercisable at $0.84 per share on December 10, 2008, which vest in equal installments on the date of grant and the first and second of the date of grant. The exercise price of the warrants is equal to the fair value of the Company’s stock as of the grant date.

Equity Compensation Plan Information

The Company currently maintains one equity compensation plan, referred to as the 2002 Stock Incentive Plan (the “2002 Plan”). The Company’s Compensation and Governance Committee is responsible for making reviewing and recommending grants of options under this plan which are approved by the Board. The 2002 Plan, which was approved by the Company’s stockholders in October 2002, allows for the grant of options to purchase up to 5,000,000 shares of the Company’s common stock. The 2002 Plan provides for the granting of options to purchase shares of the Company’s common stock at prices not less than the fair market value of the stock at the date of grant and generally expire ten years after the date of grant. The stock options are subject to vesting requirements, generally 3 or 4 years. The 2002 Plan also provides for the granting of restricted shares of common stock subject to vesting requirements.

During fiscal 2009, the Company issued 82,693 shares of common stock resulting from exercises of stock options issued pursuant to the 2002 Plan at an average price of $0.04 per share for proceeds of $3,307 and issued 150,022 shares of common stock from the cashless exercises of a total of 157,000 stock options issued pursuant to the 2002 Plan.

Potential Payments On Termination Or Change In Control

Pursuant to the Stambaugh Employment Agreement, upon any termination of Mr. Stambaugh’s employment for any reason, including by the Company “for cause” (as defined in the Stambaugh Employment Agreement), Mr. Stambaugh will receive his salary through the date of termination and any accrued but unpaid vacation, and he will retain all of his rights to benefits earned prior to termination under Company benefit plans in which he participates. If the Company terminates Mr. Stambaugh’s employment other than “for cause” or Mr. Stambaugh terminates his employment due to a “constructive discharge” (as defined in the agreement), subject to Mr. Stambaugh’s signing of a general release, Mr. Stambaugh will receive a severance payment equal to (i) six months’ base salary, if such termination occurs during the first twelve months of his employment, or (ii) twelve months’ base salary if such termination occurs following the first twelve months of his employment, and, in either instance, health care insurance coverage for one year.

Pursuant to the terms of the Bollinger Employment Agreement, in the event that the Company terminates Mr. Bollinger’s employment without “cause” or for change in control of the leadership of the Company as defined by the Bollinger Employment Agreement, then upon such termination, the Company is obligated to pay to Mr. Bollinger as severance an amount equal to six months of his current base salary.

The 2002 Plan provides that in the event of a “change of control,” all options shares will become fully vested and may be immediately exercised by the person who holds the option.

The Company does not provide any additional payments to named executive officers upon their resignation, termination, retirement, or upon a change of control.

Change in Control Agreements

There are no understandings, arrangements or agreements known by management at this time which would result in a change in control of the Company or any subsidiary.

DIRECTOR COMPENSATION

Compensation for the Board is governed by the Company’s Compensation and Governance Committee. The Company began making cash payments to the directors as approved by the Compensation and Governance Committee in October 2007. Directors who are also employees do not receive any additional compensation for services performed as a member of the Company’s Board or any committees thereof.  Prior to August 21, 2009, non-employee directors other than the Chairman of the Board receive an annual cash retainer fee of $12,700, payable in quarterly installments of $3,175 each. Non-employee directors each receive meeting fees of $1,000 for scheduled quarterly board meetings, $500 for special board meetings and $1,000 for stockholder meetings, if any. Committee members receive fees of $1,000 for Audit Committee meetings, and $900 for Compensation and Governance Committee meetings. Certain Board positions receive additional quarterly retainer fees as follows: Compensation and Governance Committee Chairman $1,250, Board Vice Chairman $1,275, Chairman of the Audit Committee $1,850 and Board Secretary $1,600. The Chairman of the Board position received all inclusive monthly fees of $12,000 until he was also elected as President and Chief Executive Officer in February 2009 at which time these fees became executive compensation as discussed below. From time to time the Company has granted stock warrants to the directors with exercise prices equal to the fair value as of grant date based on external expert reports and guidance through the Compensation and Governance Committee recommendations.

Effective August 21, 2009, the fees payable to non-employee directors were set at a flat fee of $15,000 per quarter with no additional fees payable for committee membership or serving as chairman of a committee.  In addition, each year non-employee directors are granted a warrant or stock option to purchase 50,000 shares of the Company’s common stock with exercise prices equal to the closing price of the Company’s common stock on the date of grant. The warrants and options will vest in four (4) equal quarterly installments.

The following table sets forth the director compensation of the non-employee directors of the Company during the year ended March 31, 2009.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Warrant and Option Awards ($) (2)	Total ($)
Larry G. Stambaugh (7)	$36,000	—	$28,895	$64,895
Gary C. Cannon (3)	$26,850	—	$21,459	$48,309
Thomas Fischer (4)	$32,550	—	$26,408	$58,958
Adam M. Michelin (5)	$27,600	—	$22,140	$49,740
Stephen L. Scott (6)	$14,775	—	$3,417	$18,192

(1)	Fees Paid in Cash as shown in this schedule represent payments and accruals for directors’ services earned for the period of April 1, 2008 through March 31, 2009.

(2)
Reflects the dollar amount recognized for financial reporting purposes for the year ended March 31, 2009, in accordance with SFAS 123(R) of warrant and stock option awards pursuant to the 2002 Stock Option Plan, and thus includes amounts from the vesting of awards granted in and prior to 2009. Assumptions used in the calculation of these amounts are included in Note 11, Stock Options and Warrants. All stock warrants were granted at or higher than the closing market price of the Company’s stock on the date of grant.

(3)
Mr. Cannon was granted 59,200 fully vested warrants with an average exercise price of $0.57 during the year ended March 31, 2009 for his services as a director, Corporate Secretary, and member of the Compensation and Governance Committee. Mr. Cannon served as General Counsel for the Company pursuant to a retainer arrangement. For the year ended March 31, 2009 he was paid a total of $108,050 for retainer and out of pocket fees. Mr. Cannon was also granted additional 36,000 fully vested warrants with an average exercise price of $0.82 and combined Black Scholes valuation of $24,206 as of grant dates, for his legal services during the year ended March 31, 2009 as General Counsel for the company.

(4)
Mr. Fischer was granted 59,200 fully vested warrants with an average exercise price of $0.57 during the year ended March 31, 2009 for his service as a director, Vice-Chairman, Chairman of the Compensation and Governance Committee and member of the Audit Committee.

(5)	Mr. Michelin was granted 49,740 fully vested warrants with an average exercise price of $0.58 during the year ended March 31, 2009 for his service as a director and Chairman of the Audit Committee.

(6)
Prior to his resignation from the Board on November 7, 2008, Mr. Scott was granted 18,192 fully vested warrants with an average exercise price of $0.84 during the year ended March 31, 2009 for his service as a director and member of the Audit Committee.

(7)
Mr. Stambaugh was elected on December 10, 2008 as Chairman of the Board for a monthly fee of $12,000. Amounts in this Board Compensation table represent amounts paid to Mr. Stambaugh in his capacity as Chairman of the Board until February 20, 2009 when he was also elected to serve the positions of President and Chief Executive Officer. On December 10, 2009 Mr. Stambaugh was granted incentive awards of 500,000 warrants exercisable at $0.84 per share which vest in three equal installments on the grant date and first and second anniversaries of the grant date.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Gary Cannon served as Secretary of the Company from June 2005 to May 2009. None of the other members of the Compensation and Governance Committee is or has been an officer or employee of the Company.

COMPENSATION COMMITTEE REPORT

The Compensation and Governance Committee has reviewed and discussed with management the Compensation Discussion and Analysis prepared by management and included in this Proxy Statement for the 2009 Annual Meeting of Stockholders. In reliance on these reviews and discussions with management, the Compensation and Governance Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in the Proxy Statement for the 2009 Annual Meeting of Stockholders for filing with the SEC.

This report is submitted by the Compensation and Governance Committee.

Compensation and Governance Committee
Carlton M. Johnson, Jr., Chairman
Adam Michelin

Pursuant to Item 407(e)(5) of Regulation S-K this “Compensation and Governance Committee Report” shall not be deemed to be filed with the SEC for purposes of the Exchange Act, nor shall such report be deemed to be incorporated by reference in any past or future filing by the Company under the Exchange Act or the Securities Act of 1933 (“Securities Act”), as amended, unless the intention to do so is expressly indicated.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board has furnished the following report on the Company’s audit procedures and its relationship with its independent registered public accounting firm for the twelve-month period ended March 31, 2009.

The Audit Committee has reviewed and discussed with the Company’s management the audited consolidated financial statements. The Audit Committee has also discussed with KMJ Corbin & Company LLP the matters required to be discussed by Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Company’s independent registered public accounting firm, KMJ Corbin & Company LLP, also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board, and the Audit Committee discussed with the independent registered public accounting firm that firm’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report Form 10-K for the year ended March 31, 2009 filed with the SEC.

Audit Committee
Adam Michelin (Chairman)
Carlton Johnson

Pursuant to Instruction 1 to Item 407(d) of Regulation S-K, the information set forth under “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C, other than as provided in Item 407 of Regulation S-K, or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act. Such information will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate it by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons, including those required to be reported under Item 404 of Regulation S-K. These policies and procedures are generally not in writing, but are evidenced by long standing principles set forth in our Code of Conduct or adhered to by our Board. As set forth in the Audit Committee Charter the Audit Committee reviews and approves all related-party transactions after reviewing such transaction for potential conflicts of interests and improprieties.  Accordingly, all such related-party transactions are submitted to the Audit Committee for ongoing review and oversight. Generally speaking, we enter into related-party transactions only on terms that we believe are at least as favorable to our company as those that we could obtain from an unrelated third party.

In August 2006, Peter Berry, the Company’s former Chief Executive Officer, agreed to convert his deferred salaries to a long-term note payable. Under the terms of this note, the Company began to make monthly payments of $3,000 to Mr. Berry in January 2007. In January 2008, these monthly payments increased to $6,000 and will remain at that amount until the loan is fully paid in December 2010. Interest of 6% per annum on the outstanding principal balance of the note began to accrue on January 1, 2008. As of August 21, 2009, the total amount of deferred salaries and accrued interest under this arrangement was $160,864. The largest aggregate amount of principal outstanding during the year ending March 31, 2009 was $196,121. The Company paid $49,427 of principal on the note during the year ending March 31, 2009. Interest expense related to this note was $10,573 for the year ended March 31. Accrued interest related to this note payable amounted to $13,738 at March 31, 2009. In January 2009, Mr. Berry agreed to defer the monthly payments of the note due from January 31, 2009 through June 30, 2009. As of March 31, 2009 these unpaid payments totaled $18,000. Mr. Berry resigned his position as Chief Executive Officer in February 2009; and resigned from the Board of Directors in July 2009, but continues to work as a consultant to the Company.

From June 2005 until August 2009, the Company retained the legal services of Gary C. Cannon, Attorney at Law, for a monthly retainer fee. >From June 2005 to May 2009, Mr. Cannon also served as the Company’s Secretary and was a member of the Company’s Board. Mr. Cannon continues to serve as Corporate Legal Counsel for the Company and serves as a member of the Advisory Board. In December 2007, Mr. Cannon’s monthly retainer for legal services was increased from $6,500 per month to $9,000 per month. During the years ended March 31, 2009 and 2008, the total amount expensed by the Company for retainer fees and out of pocket expenses was $108,050 and $88,248, respectively. From October 2008 through March 31, 2009, Mr. Cannon agreed to defer a portion of his monthly payments and as of March 31, 2009, a total of $15,000 had been deferred.

As of March 31, 2009, the Company had aggregate principal balances of $1,129,500, in outstanding unsecured indebtedness owed to five related parties, including four former members of the board of directors, representing working capital advances made to the Company from February 2001 through March 2005. These notes bear interest at the rate of 6% per annum and provide for aggregate monthly principal payments which commenced April 1, 2006 of $2,500, and which increased by an aggregate of $2,500 every six months to the current maximum aggregate payment of $10,000 per month. Any remaining unpaid principal and accrued interest is due at maturity $78,243 for the year ended March 31, 2009. Accrued interest, which is included in related party notes payable in the accompanying consolidated balance sheets, related to these notes amounted to $554,260 as of March 31, 2009. As of March 31, 2009, the Company had not made the required payments under the related party notes which were due on January 1, February 1, and March 1, 2009. However, pursuant to the note agreements, the Company has a 120-day grace period to pay missed payments before the notes are in default. On April 29, 2009, May 30, 2009, and June 26, 2009, the Company paid the January 1, February 1 and March 1 payments respectively, due on these related party notes. Management expects to continue to pay all payments due prior to the expiration of the 120-day grace periods.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC reports of beneficial ownership and reports of changes in beneficial ownership in the Company’s securities. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received by it, the Company believes that during fiscal 2009, all Section 16(a) filings applicable to its directors, officers and 10% stockholders were filed on a timely basis, except that one Form 4 was filed on December 16, 2008 for common stock that was disposed of by Peter Berry on December 11, 2008, one Form 4 was filed on May 11, 2009 for common stock acquired by Peter Berry on May 5, 2009, one Form 3 was filed on July 7, 2009 for the initial beneficial ownership of Carlton Johnson as of May 4, 2009, and one Form 3 was filed on August 3, 2009 for the initial beneficial ownership of Larry Stambaugh as of December 10, 2008.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

For inclusion in the proxy statement and form of proxy relating to the 2010 Annual Meeting of Stockholders of the Company, a stockholder proposal intended for presentation at that meeting must be submitted in accordance with the applicable rules of the SEC and received by the Secretary, 20382 Barents Sea Circle, Lake Forest, California 92630 Attn: Catherine Doll, Assistant Secretary, telephone: (949) 470-2300, on or before May 14, 2010. A stockholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Company on or before July 28, 2009. If a proposal is not submitted timely pursuant to Rule 14a-4(c)(1), the proxy holders named in the Company’s proxy statement for the 2010 Annual Meeting of Stockholders will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting. The Secretary will forward all director nominee recommendations to the Board for its review.

Other Matters
Neither the Board of Directors nor the management knows of any other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC, will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to CryoPort, Inc., Attention: Catherine Doll, Assistant Secretary, 20382 Barents Sea Circle, Lake Forest, California 92630.

By Order of the Board of Directors

By:	/s/ Larry G. Stambaugh
Larry G. Stambaugh
Chief Executive Officer and Director

Exhibit A

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
CRYOPORT, INC.

First:       The name of the Corporation is CryoPort, Inc. (the “Corporation”)

Second: The Corporation’s Amended and Restated Articles of Incorporation (the “Articles”) shall be amended by replacing Article V. in its entirety with Article V.A. and inserting under Article V.A. the following:

V.A.

The Corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.001. The total number of common stock authorized that may be issued by the Corporation is Two Hundred Fifty Million (250,000,000). The second class of stock shall be preferred stock, par value $0.001. The total number of preferred stock authorized that may be issued by the Corporation is Twenty Five Million (25,000,000) The preferred stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the Board of Directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the Board of Directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the Board of Directors.

Third:     The vote by which the stockholders holding shares in the Corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles have voted in favor of the amendment is _________.

Effective as of ____________.

CRYOPORT, INC.

By:	/s/ Larry G. Stambaugh
Larry G. Stambaugh
Chief Executive Officer and Chairman

A-1

Exhibit B

CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
CRYOPORT, INC.

First:  The name of the Corporation is CryoPort, Inc. (the “Corporation”)

Second: The Corporation’s Amended and Restated Articles of Incorporation (the “Articles”) shall be amended by inserting under new Article V. B. the following:

V.B.

The total number of shares of capital stock which the Corporation shall have authority to issue shall be as provided in Article V.A. above. Effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Nevada (the “Effective Time”), every _____ (__) issued and outstanding shares of common stock of the Corporation will without any further action be combined into and automatically become one (1) issued and outstanding share of common stock of the Corporation (the “Reverse Split”). All shares of common stock held by a stockholder that are so split will be aggregated subsequent to the Reverse Split. If the effect of the Reverse Split results in certain stockholders holding fractional shares, fractional shares will be issued to such stockholders; no cash payments will be made by the Corporation in lieu of the issuance of fractional shares. Further, every right, option and warrant to acquire __________ (_) shares of common stock of the Corporation outstanding immediately prior to the Effective Time will as of the Effective Time and without any further action automatically be converted into the right to acquire one (1) share of common stock of the Corporation upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately increased).

Third:           The vote by which the stockholders holding shares in the Corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles have voted in favor of the amendment is _________.

Effective as of ____________.

CRYOPORT, INC.

By:	/s/ Larry G. Stambaugh
Larry G. Stambaugh
Chief Executive Officer and Chairman

B-1

Exhibit C

CryoPort, Inc.

2009 Stock Incentive Plan

APPROVED BY THE BOARD OF DIRECTORS ON AUGUST 31, 2009
AND SUBJECT TO STOCKHOLDER APPROVAL
AT THE 2009 ANNUAL MEETING

CryoPort, Inc.
2009 Stock Incentive Plan

EFFECTIVE DATE:                                                      , 2009
APPROVED BY SHAREHOLDERS:  ___________, 2009
TERMINATION DATE:  _____________, 2019

ARTICLE 1
ESTABLISHMENT, PURPOSE, EFFECTIVE DATE, AND EXPIRATION DATE

1.1           Establishment.  CryoPort, Inc., a Nevada corporation (the “Company”), in connection with a share exchange agreement assumed the CryoPort Systems Inc. 2002 Stock Incentive Plan, which became effective following the approval by the CryoPort Systems Inc.’s shareholders in October 2002 (the “2002 Plan”).  The Company now wishes to adopt the CryoPort, Inc. 2009 Stock Incentive Plan (the “Plan”).  The Plan is designed to replace the 2002 Plan; provided, however that the 2002 Plan shall remain in effect until all awards granted under the 2002 Plan have been exercised, forfeited, canceled, expired or otherwise terminated in accordance with the terms of such grants.

1.2           Purpose.  The purpose of the Plan is to promote the interests and long-term success of the Company and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the continued growth and profitability of the Company.  The Plan seeks to achieve this purpose by providing Awards in the form of Options, Restricted Stock Rights, Restricted Stock, Performance Shares, Performance Share Units, Performance Cash Awards, Stock Appreciation Rights and Stock Grant Awards.  The Plan also permits the grant of awards that qualify for the “performance-based compensation” exception to the limitations on the deduction of compensation imposed by Section 162(m) of the Code.

1.3           Effective Date.  The Plan is effective as of the date it is approved by the Company’s shareholders at the Company’s 2009 Annual Meeting (the “Effective Date”).

1.4           Expiration Date.  The Plan will expire on, and no Award may be granted under the Plan after, the tenth (10) anniversary of the Effective Date unless the shareholders of the Company vote to approve an extension of the Plan prior to such expiration date.  Any Awards that are outstanding on the tenth anniversary of the Effective Date (or such later expiration date as approved by the Company’s shareholders) shall remain in force according to the terms of the Plan and the Award Agreement.

ARTICLE 2
DEFINITIONS

2.1           Definitions.  When a word or phrase appears in this Plan document with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase will generally be given the meaning ascribed to it in this Section 2.1 unless a clearly different meaning is required by the context.  The following words and phrases will have the following meanings:

(a)           “Affiliate” means:  (i) any member of a “controlled group of corporations” (within the meaning of Section 414(b) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group; and (ii) any member of a group of trades or businesses under common control (within the meaning of Section 414(c) of the Code as modified by Section 415(h) of the Code) that includes the Company as a member of the group.  In applying Section 1563(a)(1), (2) and (3) of the Code for purposes of determining the members of a controlled group of corporations under Section 414(b) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Section 1563(a)(1), (2) and (3) and in applying Treasury Regulation Section 1.414(c)-2 for purposes of determining the members of a group of trades or businesses (whether or not incorporated) that are under common control for purposes of Section 414(c) of the Code, the language “at least 50 percent” shall be used instead of “at least 80 percent” each place it appears in Treasury Regulation Section 1.414(c)-2.

(b)           “Annual Meeting” or “Annual Meeting Date” means the dates established for the annual meetings of the Company’s shareholders pursuant to the Company’s Bylaws.

(c)           “Award” means any Option, Restricted Stock Right, Restricted Stock, Performance Share, Performance Share Unit, Performance Cash, Stock Appreciation Right or Stock Grant Award granted pursuant to the Plan.

(d)           “Award Agreement” means any written agreement or other document evidencing an Award.

(e)           “Board” means the Board of Directors of the Company, as constituted from time to time.

(f)           “Cause” means any of the following:

(i)          Gross and willful misconduct which results in material injury to the Company; or

(ii)         Engaging in fraudulent conduct with respect to the Company’s or any of its Affiliates’ business or conduct of a criminal nature that may have an adverse impact on the Company’s or any of its Affiliates’ standing and reputation; or

(iii)       The material failure or refusal of a Participant to perform the duties required of the Participant by the Board, which inappropriate failure or refusal is not cured within 30 days following receipt, by Participant, of written notice from the Board specifying the factors or events constituting such failure or refusal; or

(iv)        The use of drugs and/or alcohol in violation of the Company’s then current Company policies.

(g)           “Chief Executive Officer” or “CEO” means the Chief Executive Officer of the Company.

(h)           “Change in Control” means any one or more of the following events:

(i)           The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)),  acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company.  If any one person or more than one person acting as a group is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered to be a “Change of Control.”  This paragraph (i) only applies when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction;

(ii)         The date that any one person, or more than one person acting as a group (as determined in accordance with Treasury Regulation Section 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.  For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets;  or

(iii)        The date that any person, or more than one person acting as a group (as determined in accordance with Treasury Regulation 1.409A-3(i)(5)), acquires (or has acquired during the 12-month period ending on the most recent acquisition by such person or persons) ownership of stock of Company possessing 30% or more of the total voting power of the stock of Company.

The transfer of stock or assets of the Company in connection with a bankruptcy filing by or against the Company under Title 11 of the United States Code will not be considered to be a Change of Control for purposes of this Plan.  Additionally, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(i)            “Code” means the Internal Revenue Code of 1986, as amended.  All references to the Code shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of the Code.

(j)           “Committee” means the Compensation Committee or any such committee as may be designated by the Board to administer the Plan, provided that at all times the membership of such committee shall not be less than two (2) members of the Board.  Each Committee member must be:  (i) a “non-employee director” (as defined in Rule 16b-3 under the Exchange Act) if required to meet the conditions of exemption for the Awards under the Plan from Section 16(b) of the Exchange Act; and (ii) an “outside director” as defined in Section 162(m) of the Code and the regulations issued thereunder.

(k)           “Company” means CryoPort, Inc., or any successor as provided in Section 20.4.

(l)           “Consultant” means a consultant or adviser who provides services to the Company or an Affiliate as an independent contractor and not as an Employee; provided however that a Consultant may become Participant this Plan only if he or she (i) is a natural person, (ii) provides bona fide services to the Company, and (iii) provides services that are not in connection with the offer or sale of the Company's securities in a capital-raising transaction and do not promote or maintain a market for the Company's securities.

(m)           “Covered Employee” means an Employee who is, or could be, a “covered employee” as defined by Section 162(m) of the Code.

(n)           “Disability” means the inability of a Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  The permanence and degree of impairment shall be supported by medical evidence.

(o)           “Effective Date” means the date on which the shareholders of the Company approve the Plan as described in Section 1.3.

(p)           “Employee” means a common-law employee of the Company or an Affiliate.

(q)            “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.  All references to a section of ERISA shall be interpreted to include a reference to any applicable regulations, rulings or other official guidance promulgated pursuant to such section of ERISA.

(r)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)           “Fair Market Value” means the closing price of one share of Stock as reported on the OTC Bulletin Board or such other exchange on which the Stock is traded on the date such value is determined.  If the Stock is not traded on such date, the fair market value is the price on the first immediately preceding business day on which Stock was so traded.

(t)           “Good Reason” means any of the following:

(i)          A material diminution by the Company of a Participant’s then existing base salary or incentive compensation opportunity; or

(ii)         A material diminution in a Participant’s authorities, duties and/or responsibilities so as to cause a Participant’s position with the Company to become of materially less dignity, responsibility and/or importance than those associated with the Participant’s functions, duties and/or responsibilities immediately prior to such reduction; or

(iii)        The Company’s decision to permanently relocate a Participant’s residence or the Company’s principal business office by more than 60 miles from its then current location.

(u)           “Grant Date” means the date the Committee approves the Award or a date in the future on which the Committee determines the Award will become effective.

(v)           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(w)           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(x)           “Option” means the right to purchase Stock at a stated price for a specified period of time.  An Option may either be an Incentive Stock Option or a Non-Qualified Stock Option.

(y)           “Participant” means an individual who, as an Employee, officer or Non-Employee Director of, or Consultant to, the Company, or any Affiliate, has been granted an Award under the Plan.

(z)           “Performance-Based Award” means an Award granted to select Covered Employees pursuant to Articles 7, 8 and 10 that is subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as “performance-based compensation” exempt from the deduction limitations imposed by Section 162(m) of the Code.

(aa)           “Performance Cash Award” means an Award evidencing the right to receive a payment in cash as determined by the Committee.

(bb)           “Performance Criteria” means the criteria or any combination of criteria, that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant during a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following:  revenue; revenue growth; earnings (including earnings before interest, taxes, depreciation and amortization); operating income; operating margin; pre- and after-tax income; cash flow (before and after dividends); cash flow per share (before and after dividends); net earnings; earnings per share; return on equity; return on capital (including return on total capital or return on invested capital); cash flow return on investment; return on assets or net assets; economic value added; share price performance; total shareholder return; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; improvement in or attainment of working capital levels; market penetration, geographic goals, business expansion goals, development of strategic relationships with customers and/or vendors; and development and execution on strategic acquisitions. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for a particular Performance Period for a particular Participant.

(cc)           “Performance Goals” means the goal or goals established in writing by the Committee for a Performance Period based on the Performance Criteria.  Depending on the Performance Criteria used to establish Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, or the performance of a division, Affiliate, or an individual.  The Performance Goals may be stated in terms of absolute levels or relative to another company or companies or to an index or indices.

(dd)           “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(ee)           “Performance Share” means a right granted to a Participant to receive a payment in the form of Stock, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(ff)           “Performance Share Unit” means a right granted to a Participant to receive a payment in the form of Stock, cash, or a combination thereof, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(gg)          “Plan” means the CryoPort, Inc.  2009 Stock Incentive Plan.

(hh)          “Restricted Period” means the period during which Restricted Stock, Restricted Stock Rights, Performance Shares, or Performance Share Units are subject to restrictions pursuant to the relevant provisions of the Plan.

(ii)           “Restricted Stock” means Stock granted to a Participant pursuant to Article 7 that is subject to certain restrictions and to the risk of forfeiture.

(jj)           “Restricted Stock Right” means the right granted to a Participant pursuant to Article 7 to receive cash or Stock in the future, the payment of which is subject to certain restrictions and to the risk of forfeiture.

(kk)           “Separation from Service” means either:  (i) the termination of a Participant’s employment with the Company and all Affiliates due to death, retirement or other reasons; or (ii) a permanent reduction in the level of bona fide services the Participant provides to the Company and all Affiliates to an amount that is 20% or less of the average level of bona fide services the Participant provided to the Company and all Affiliates in the immediately preceding 36 months, with the level of bona fide service calculated in accordance with Treasury Regulation Section 1.409A-1(h)(1)(ii).

Solely for purposes of determining whether a Participant has a “Separation from Service,” a Participant’s employment relationship is treated as continuing while the Participant is on military leave, sick leave, or other bona fide leave of absence (if the period of such leave does not exceed six months, or if longer, so long as the Participant’s right to reemployment with the Company or an Affiliate is provided either by statute or contract).  If the Participant’s period of leave exceeds six months and the Participant’s right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the expiration of such six-month period.  Whether a Termination of Employment has occurred will be determined based on all of the facts and circumstances and in accordance with regulations issued by the United States Treasury Department pursuant to Section 409A of the Code.

In the case of a Non-Employee Director, Separation from Service means that such Director has ceased to be a member of the Board.

(ll)           “Specified Employee” means certain officers and highly compensated Employees of the Company as defined in Treasury Regulation Section 1.409A-1(i).  The identification date for determining whether any Employee is a Specified Employee during any calendar year shall be the September 1 preceding the commencement of such calendar year.

(mm)        “Stock” means the Common Stock of the Company, no par value per share.

(nn)          “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the excess of the Fair Market Value of one share of Stock on the date of exercise of the SAR over the grant price of the SAR as determined pursuant to Article 9 and the applicable Award Agreement.

(oo)           “Stock Grant Award” means the grant of Stock to a Participant.

(pp)           “Termination of Employment” means, in the context of an Award that is subject to the requirements of Section 409A of the Code, a “Separation from Service”.  In the case of any other Award, “Termination of Employment” will be given its natural meaning.

2.2           Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender when used in this Plan document will include the feminine gender, the singular includes the plural, and the plural includes the singular.

ARTICLE 3
ELIGIBILITY AND PARTICIPATION

3.1           General Eligibility. Awards may be made only to those Participants who are Employees, officers, Consultants to and Non-Employee Directors of the Company on the Grant Date of the Award.

3.2           Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards will be granted and will determine the nature and amount of each Award.

ARTICLE 4
ADMINISTRATION

4.1           Administration by the Committee.  The Committee shall be responsible for the administration of the Plan.  The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Determinations, interpretations, or other actions made or taken by the Committee in good faith pursuant to the provisions of the Plan shall be final, binding and conclusive for all purposes of the Plan.

4.2           Authority of the Committee.  The Committee shall have the authority, in its sole discretion, to determine the Participants who: (i) are entitled to receive Awards under the Plan; (ii) the types of Awards; (iii) the times when Awards shall be granted; (iv) the number of Awards; (v) the purchase price or exercise price, if any; (vi) the period(s) during which such Awards shall be exercisable (whether in whole or in part); (vii) the restrictions applicable to Awards; (viii) the form of each Award Agreement, which need not be the same for each Participant; (ix) the other terms and provisions of any Award (which need not be identical); and (x) the schedule for lapse of forfeiture restrictions or restrictions on exercisability of an Award and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines. The Committee shall have the authority to modify existing Awards, subject to Article 16 of this Plan.  Notwithstanding the foregoing, the Committee will not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards other than as provided in an Award Agreement.

4.3           Award Agreement.  Each Award shall be evidenced by an Award Agreement that shall specify the type of Award granted and such other provisions and restrictions applicable to such Award as the Committee, in its discretion, shall determine.

4.4           Decisions Binding.  The Committee shall have the authority to interpret the Plan and subject to the provisions of the Plan, any Award Agreement, and all decisions and determinations by the Committee with respect to the Plan are final, binding and conclusive on all parties.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

ARTICLE 5
STOCK SUBJECT TO THE PLAN

5.1           Number of Shares.  Subject to adjustment provided in Section 5.3, the total number of shares of Stock subject to all Awards under the Plan shall be Twelve Million (12,000,000) plus (i) the number of shares of Stock remaining available for grant pursuant to the 2002 Plan as of the Effective Date, and (ii) the number of shares of Stock that were previously granted pursuant to the 2002 Plan and that either terminate, expire, or lapse for any reason after the Effective Date. Notwithstanding the above, the maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be Twelve Million (12,000,000). The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or shares purchased on the open market or treasury Stock not reserved for any other purpose.

5.2           Availability of Stock for Grant.  Subject to the express provisions of the Plan, if any Award granted under the Plan terminates, expires, lapses for any reason, or is paid in cash, any Stock subject to or surrendered for such Award will again be Stock available for the grant of an Award.  The exercise of a stock-settled SAR or broker-assisted “cashless” exercise of an Option (or a portion thereof) will reduce the number of shares of Stock available for issuance pursuant to Section 5.1 by the entire number of shares of Stock subject to that SAR or Option (or applicable portion thereof), even though a smaller number of shares of Stock will be issued upon such an exercise.  Also, shares of Stock tendered to pay the exercise price of an Option or tendered or withheld to satisfy a tax withholding obligation arising in connection with an Award will not become available for grant or sale under the Plan.

5.3           Adjustment in Capitalization.  In the event of any change in the outstanding shares of Stock by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, exchange of shares, or other similar corporate change, the aggregate number of shares of Stock available under the Plan and subject to each outstanding Award, and its stated exercise price or the basis upon which the Award is measured, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.  Moreover, in the event of such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. Any adjustment to an Incentive Stock Option shall be made consistent with the requirements of Section 424 of the Code.  Further, with respect to any Option or Stock Appreciation Right that otherwise satisfies the requirements of the stock rights exception to Section 409A of the Code, any adjustment pursuant to this Section 5.3 shall be made consistent with the requirements of the final regulations promulgated pursuant to Section 409A of the Code.

5.4           Annual Limitation on Number of Shares Subject to Awards.  Notwithstanding any provision in this Plan document to the contrary, and subject to adjustment upon the occurrence of any of the events indicated in Section 5.3, the maximum number of shares of Stock that may be granted to any one Participant, who is a Covered Employee, during any of the Company’s fiscal years with respect to one or more Awards shall be Seven Hundred Fifty Thousand (750,000).

ARTICLE 6
STOCK OPTIONS

6.1           Grant of Options. Subject to the provisions of Article 5 and this Article 6, the Committee, at any time and from time to time, may grant Options to such Participants and in such amounts as it shall determine.

(a)           Exercise Price.  No Option shall be granted at an exercise price that is less than the Fair Market Value of one share of Stock on the Grant Date.

(b)           Time and Conditions of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part provided that the term of any Option granted under the Plan shall not exceed ten years.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c)           Payment.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note, shares of Stock held for longer than six months (through actual tender or by attestation), any net-issuance arrangement or other property acceptable to the Committee (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(d)           Evidence of Grant.  All Options shall be evidenced by a written Award Agreement.  The Award Agreement shall reflect the Committee’s determinations regarding the exercise price, time and conditions of exercise, and forms of payment for the Option and such additional provisions as may be specified by the Committee.

(e)           No Repricing of Options.  The Committee shall not reprice any Options previously granted under the Plan without first obtaining shareholder approval.

6.2           Incentive Stock Options.  Incentive Stock Options shall be granted only to Participants who are Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 6.2:

(a)           Exercise Price.  Subject to Section 6.2(e), the exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

(b)           Exercise.  In no event may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

(c)           Lapse of Option.  An Incentive Stock Option shall lapse in the following circumstances:

(i)          The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(ii)         The Incentive Stock Option shall lapse 90 days following the effective date of the Participant’s Termination of Employment for any reason other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement.

(iii)        If the Participant has a Termination of Employment on account of Disability or death before the Option lapses pursuant to paragraph (i) or (ii) above, the Incentive Stock Option shall lapse, unless it is previously exercised, on the earlier of (a) the scheduled expiration date of the Option; or (b) 12 months after the date of the Participant’s Termination of Employment on account of Disability or death.  Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(d)           Individual Dollar Limitation.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(e)           Ten Percent Owners.  An Incentive Stock Option shall be granted to any individual who, at the Grant Date, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the Grant Date and the Option is exercisable for no more than five years from the Grant Date.

(f)           Expiration of Incentive Stock Options.  No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10) anniversary of the Effective Date, unless the shareholders of the Company vote to approve an extension of the Plan prior to such expiration date.

(g)           Right to Exercise.  Except as provided in Section 6.2(c)(iii), during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 7
RESTRICTED STOCK RIGHTS AND RESTRICTED STOCK

7.1           Grant of Restricted Stock Rights and Restricted Stock.  Subject to the provisions of Article 5 and this Article 7, the Committee, at any time and from time to time, may grant Restricted Stock Rights or Restricted Stock to such Participants and in such amounts as it shall determine.

7.2           Restricted Stock Rights.

(a)           Voting Rights.  During the Restricted Period, Participants holding the Restricted Stock Rights granted hereunder shall have no voting rights with respect to the shares subject to such Restricted Stock Rights prior to the issuance of such shares pursuant to the Plan.

(b)           Form and Timing of Payment. Payment for any vested Restricted Stock Rights Award issued pursuant to this Article 7 shall be made in one lump sum payment of shares of Stock, cash or a combination thereof, equal to the Fair Market Value (determined as of a specified date) of a specified number of shares of Stock.  As a general rule, the shares payable under any Restrict Stock Rights Award shall be made on or before March 15 of the calendar year following the calendar year in which the Restricted Stock Rights vest in  accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

7.3           Grant of Restricted Stock.

(a)           Issuance and Restrictions.  Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock).  These restrictions may lapse separately or in combination at such times and pursuant to such circumstances, as the Committee determines at the time of the grant of the Award or thereafter.

(b)           Forfeiture.  Except as otherwise determined by the Committee at the time of the grant of the Restricted Stock Award or thereafter, upon Termination of Employment or the failure to satisfy  one or more performance criteria during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided however, that the Committee may provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

(c)           Certificates for Restricted Stock.  Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Restricted Stock are registered in the name of the Participant, the certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 8
PERFORMANCE SHARES, PERFORMANCE SHARE UNITS AND PERFORMANCE CASH AWARDS

8.1           Grant of Performance Shares or Performance Share Units.  Subject to the provisions of Article 5 and this Article 8, Performance Shares or Performance Share Units may be granted to Participants at any time and from time to time as shall be determined by the Committee.  The Committee shall have complete discretion in determining the number of Performance Shares or Performance Share Units granted to each Participant.

8.2           Value of Performance Shares or Performance Share Units.  Each Performance Share and each Performance Share Unit shall have a value determined by the Committee at the time of grant.  The Committee shall set goals (including Performance Goals) for a particular period (including a Performance Period) in its discretion which, depending on the extent to which the goals are met, will determine the ultimate value of the Performance Share or Performance Share Units to the Participant.

8.3           Form and Timing of Payment.  Payment for vested Performance Shares shall be made in Stock.  Payments for vested Performance Share Units shall be made in cash, Stock or a combination thereof as determined by the Committee.  All payments for Performance Shares and Performance Share Units shall be made in a lump sum.  As a general rule, payment for Performance Shares or Performance Share Units shall be made on or before March 15 of the calendar year following the calendar year in which the right to the payment of the Performance Shares or Performance Share Units arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

8.4           Performance Cash Awards.  Subject to the Provisions of this Article 8, Performance Cash Awards may be granted to Participants at any time and from time to time as determined by the Committee.  A Performance Cash Award grants a Participant the right to receive an amount of cash depending on the satisfaction of one or more goals (including Performance Goals) for a particular period (including a Performance Period), as determined by the Committee.  The Committee shall have complete discretion to determine the amount of any Performance Cash Award granted to a Participant. Payment for Performance Cash Awards  shall be made on or before March 15 of the calendar year following the calendar year in which the right to the payment of the Performance Cash Award arises in accordance with the “short-term deferral” exception to Section 409A as set forth in Treasury Regulation Section 1.409A-1(b)(4).

ARTICLE 9
STOCK APPRECIATION RIGHTS

9.1           Grant of Stock Appreciation Rights.  Subject to the provisions of Article 5 and this Article 9, Stock Appreciation Rights (“SARs”) may be granted to Participants at any time and from time to time as shall be determined by the Committee. SARs may be granted in connection with the grant of an Option, in which case the exercise of SARs will result in the surrender of the right to purchase the shares under the Option as to which the SARs were exercised.  When SARs are granted in connection with the grant of an Incentive Stock Option, the SARs shall have such terms and conditions as shall be required by Section 422 of the Code.  Alternatively, SARs may be granted independently of Options.

9.2           Exercisability of SARs.  SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants; provided, however, that no SAR shall be exercisable later than ten (10) years from the Grant Date.

9.3           Exercise of SARs.  Upon exercise of the SAR or at a fixed date after all or part of the SAR becomes exercisable, the Participant shall be entitled to receive payment of an amount determined by multiplying (a) the difference, if any, of the Fair Market Value of a share of Stock on the date of exercise over the price of the SAR fixed by the Committee at the Grant Date, which shall not be less than the Fair Market Value of a share of Stock at the Grant Date, by (b) the number of shares with respect to which the SAR is exercised.

9.4           Form and Timing of Payment.  Payment for SARs shall be made in Stock and shall be payable at the time specified in the Award Agreement for such SARs.

ARTICLE 10
STOCK GRANT AWARDS

Subject to the provisions of Article 5 and this Article 10, Stock Grant Awards may be granted to Participants at any time and from time to time as shall be determined by the Committee.  A Stock Grant Award grants a Participant the right to receive (or purchase at such price as determined by the Committee) shares of Stock free of any vesting restrictions.  Any purchase price for a Stock Grant Award shall be payable in cash or other form of consideration acceptable to the Committee.  A Stock Grant Award may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Participant. All Stock Grant Awards will be evidenced by a written Award Agreement.

ARTICLE 11
PERFORMANCE-BASED AWARDS

11.1           Grant of Performance-Based Awards.  Options granted to Covered Employees pursuant to Article 6 and SARs granted to Covered Employees pursuant to Article 9 should, by their terms, qualify for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  The Committee, in the exercise of its complete discretion, also may choose to qualify some or all of the Restricted Stock Rights or Restricted Stock Awards granted to Covered Employees pursuant to Article 7 and/or some or all of the Performance Shares, Performance Share Units or Performance Cash Awards granted to Covered Employees pursuant to Article 8 and/or some or all of the Stock Grant Awards granted to Covered Employees pursuant to Article 10 for the “performance-based compensation” exception to the deduction limitations of Section 162(m) of the Code.  If the Committee, in its discretion, decides that a particular Award to a Covered Employee should qualify as “performance-based compensation,” the Committee will grant a Performance-Based Award to the Covered Employee and the provisions of this Article 11 shall control over any contrary provision contained in Articles 7, 8 or 10.  If the Committee concludes that a particular Award to a Covered Employee should not be qualified as “performance-based compensation,” the Committee may grant the Award without satisfying the requirements of Section 162(m) of the Code and the provisions of this Article 11 shall not apply.

11.2           Applicability.  This Article 11 shall apply only to Awards to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for any Performance Period shall not in any manner entitle the Participant to receive a Performance-Based Award for such Performance Period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant for any subsequent Performance Period.

11.3           Committee Discretion with Respect to Performance-Based Awards.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of the Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal or Goals and whether the Performance Goal or Goals apply to the Company, an Affiliate, or any division or business unit thereof or the Participant or any group of Participants.

11.4           Establishment of Performance Goals.  The Performance Goals for any Performance-Based Award granted pursuant to this Article 11 shall be established by the Committee in writing not later than ninety (90) days after the commencement of the Performance Period for such Award; provided that (a) the outcome must be substantially uncertain at the time the Committee establishes the Performance Goals; and (b) in no event will the Committee establish the Performance Goals for any Performance-Based Award after twenty-five percent (25%) of the Performance Period for such Award has elapsed.

11.5           Performance Evaluation; Adjustment of Goals.  At the time that a Performance-Based Award is first issued, the Committee, in the Award Agreement or in another written document, shall specify whether performance will be evaluated including or excluding the effect of any of the following events that occur during the Performance Period:

(a)           Judgments entered or settlements reached in litigation;

(b)           The write down of assets;

(c)           The impact of any reorganization or restructuring;

(d)           The impact of changes in tax laws, accounting principles, regulatory actions or other laws affecting reported results;

(e)           Extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders or Annual Report on Form 10-K, as the case may be, for the applicable year;

(f)           The impact of any mergers, acquisitions, spin-offs or other divestitures; and

(g)           Foreign exchange gains and losses.

The inclusion or exclusion of these items shall be expressed in a form that satisfies the requirements of Section 162(m) of the Code.  The Committee, in its discretion, also may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants:  (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development; or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

11.6           Adjustment of Performance-Based Awards. The Committee shall have the sole discretion to adjust the determinations of the degree of attainment of the preestablished Performance Goals.  Notwithstanding any provision herein to the contrary, the Committee may not make any adjustment or take any other action with respect to any Performance-Based Award that will increase the amount payable under any such Award.  The Committee shall retain the sole discretion to adjust Performance-Based Awards downward or to otherwise reduce the amount payable with respect to any Performance-Based Award.

11.7           Payment of Performance-Based Awards.  Unless otherwise provided in the relevant Award Agreement, a Participant must be an Employee of the Company or an Affiliate on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such Performance Period are achieved.

11.8           Certification by Committee. Notwithstanding any provisions to the contrary, the payment of a Performance-Based Award shall not occur until the Committee certifies, in writing, that the pre-established Performance Goals and any other material terms and conditions precedent to such payment have been satisfied.

11.9           Maximum Award Payable.  In accordance with Section 5.4, the maximum Performance-Based Award payable to any one participant for a Performance Period is Seven Hundred Fifty Thousand (750,000) shares of Stock, or if the Performance-Based Award is paid in cash, the maximum Performance-Based Award will be determined by multiplying Seven Hundred Fifty Thousand (750,000) by the Fair Market Value of one share of Stock as of the first day of the Performance Period.

ARTICLE 12
CHANGE IN CONTROL

Notwithstanding any other provision in the Plan to the contrary, the Committee, in its sole discretion, may determine that upon a Change in Control, all or any portion of an Award shall automatically become immediately vested and/or exercisable and that the restrictions relating to such Award shall lapse.  If such determination is made by the Committee with respect to a Performance-Based Award, the award shall vest on a pro-rata basis at the end of the Performance Period based on the level of achievement of the Performance Goals applicable to such Award, as described in the Award Agreement.  All determinations made pursuant to this Article 12 shall be made in the applicable Award Agreement.

ARTICLE 13
NON-TRANSFERABILITY

13.1           General.  The Committee may, in its sole discretion, determine the right of a Participant to transfer any Award granted under the Plan.  Unless otherwise determined by the Committee, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or pursuant to a domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse or, if applicable, until the termination of any Restricted Period or Performance Period as determined by the Committee.

13.2           Beneficiary Designation.  Notwithstanding Section 13.1, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is provided to the Committee.

13.3           Stock Certificates.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange or quotation system on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

ARTICLE 14
COMPANY DISCRETION

14.1           Employment.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company.

14.2           Participant.  No Employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

14.3           No Rights to Awards.  No Participant, Employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, Employees, and other persons uniformly.

ARTICLE 15
SUBSTITUTION OF AWARDS

Any Award may be granted under this Plan in substitution for Awards held by any individual who is an employee of another corporation who is about to become an Employee of the Company as the result of a merger, consolidation or reorganization of the corporation with the Company, or the acquisition by the Company of the assets of the corporation, or the acquisition by the Company of stock of the corporation as the result of which such corporation becomes an Affiliate or a subsidiary of the Company.  The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of granting the Award may deem appropriate to conform, in whole or in part, to the provisions of the Award in substitution for which they are granted.  However, in the event that the Award for which a substitute Award is being granted is an Incentive Stock Option, no variation shall adversely affect the status of any substitute Award as an Incentive Stock Option under the Code.  In addition, in the event that the award for which a substitute Award is being granted is a Non-Qualified Stock Option or a Stock Appreciation Right that otherwise satisfies the requirements of the “stock rights exception” to Section 409A of the Code, no variation shall adversely affect the status of any substitute Award under the stock rights exception to Section 409A of the Code.

ARTICLE 16
AMENDMENT, MODIFICATION, AND TERMINATION

The Board may at any time, and from time to time, terminate, amend or modify the Plan; provided however, that any such action of the Board shall be subject to approval of the shareholders to the extent required by law, regulation or any stock exchange rule for any exchange on which shares of Stock are listed.  Notwithstanding the above, to the extent permitted by law, the Board may delegate to the Committee or the CEO the authority to approve non-substantive amendments to the Plan.  No amendment, modification, or termination of the Plan or any Award under the Plan shall in any manner adversely affect any Award theretofore granted under the Plan without the consent of the holder thereof (unless such change is required in order to cause the benefits under the Plan to qualify as performance-based compensation within the meaning of Section 162(m) of the Code and applicable interpretive authority thereunder).  Except as provided in Section 5.3, neither the Board, the CEO nor the Committee may, without the approval of the shareholders:  (a) reduce the purchase price or exercise price of any outstanding Award, including any Option or SAR; (b) increase the number of shares available under the Plan (other than any adjustment as provided in Section 5.3); (c) grant Options with an exercise price that is below Fair Market Value on the Grant Date; (d) reprice previously granted Options or SARs; or (e) cancel any Option or SAR in exchange for cash or any other Award or in exchange for any Option or SAR with an exercise price that is less than the exercise price of the original Option or SAR.  Additional rules relating to amendments to the Plan or any Award Agreement to assure compliance with Section 409A of the Code as set forth in Section 19.3.

ARTICLE 17
TAX WITHHOLDING

17.1           Tax Withholding.  The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan.  To the extent that alternative methods of withholding are available under applicable tax laws, the Company shall have the power to choose among such methods.

17.2           Form of Payment.  To the extent permissible under applicable tax, securities, and other laws, the Company may, in its sole discretion, permit the Participant to satisfy a tax withholding requirement by (a) using already owned shares that have been held by the Participant for at least six (6) months; (b) a broker-assisted “cashless” transaction; (c) directing the Company to apply shares of Stock to which the Participant is entitled pursuant to the Award (including, for this purpose, the filing of an election under Section 83(b) of the Code), to satisfy the required minimum statutory withholding amount; or (d) personal check or other cash equivalent acceptable to the Company.

17.3           Tax upon Disposition of Shares Subject to Section 422 Restrictions.  In the event that a Participant shall dispose (whether by sale, exchange, gift, the use of a qualified domestic relations order (that would otherwise qualify as a qualified domestic relations order as defined in the Code or Title I of ERISA but for the fact that the order pertains to an Award) in favor of a spouse, of any shares of Stock of the Company that are deemed to have been purchased by the Participant pursuant to an Incentive Stock Option and that the Participant acquired within two (2) years of the Grant Date of the related Option or within one (1) year after the acquisition of such shares of Stock, the Participant will notify the secretary of the Company of such disposition no later than fifteen (15) days following the date of the disposition.  Such notification shall include the date or dates of the disposition, the number of shares of Stock of which the Participant disposed, and the consideration received, if any, for such shares of Stock.  If the Company so requests, the Participant shall forward to the secretary of the Company any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any, caused by delay in making such payment) incurred by reason of such disposition.

ARTICLE 18
INDEMNIFICATION

Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s articles of incorporation, bylaws, resolution or agreement, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

ARTICLE 19
REQUIREMENTS OF LAW

19.1           Requirements of Law.  The granting of Awards and the issuance of shares and/or cash under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan.  If the shares of Stock paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

19.2           Governing Law.  The Plan and all agreements into which the Company and any Participant enter pursuant to the Plan shall be construed in accordance with and governed by the laws of the State of California. The Plan is an unfunded performance-based bonus plan for a select group of management or highly compensated employees and is not intended to be subject to ERISA.

19.3           Section 409A of the Code.

(a)           General Compliance.  Some of the Awards that may be granted pursuant to the Plan (including, but not necessarily limited to, Restricted Stock Rights Awards, Performance Share Awards, Performance Share Unit Awards, Performance Cash Awards and Stock Grant Awards) may be considered to be “non-qualified deferred compensation” subject to Section 409A of the Code.  If an Award is subject to Section 409A of the Code, the Company intends (but cannot and does not guarantee) that the Award Agreement and this Plan comply fully with and meet all of the requirements of Section 409A of the Code or an exception thereto and the Award Agreement shall include such provisions, in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exception thereto.  An Award subject to Section 409A of the Code also shall be administered in good faith compliance with the provisions of Section 409A of the Code as well as applicable guidance issued by the Internal Revenue Service and the Department of Treasury.  To the extent necessary to comply with Section 409A of the Code, any Award that is subject to Section 409A of the Code may be modified, replaced or terminated in the discretion of the Committee.  Notwithstanding any provision of this Plan or any Award Agreement to the contrary, in the event that the Committee determines that any Award is or may become subject to Section 409A of the Code, the Company may adopt such amendments to the Plan and the related Award Agreements, without the consent of the Participant, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Section 409A of the Code or to exclude or exempt the Plan or any Award from the requirements of Section 409A of the Code.

(b)           Delay for Specified Employees.  If, at the time of a Participant’s Separation from Service, the Company has any Stock which is publicly traded on an established securities market or otherwise, and if the Participant is considered to be a Specified Employee, to the extent any payment for any Award is subject to the requirements of Section 409A of the Code and is payable upon the Participant’s Separation from Service, such payment shall not commence prior to the first business day following the date which is six (6) months after the Participant’s Separation from Service (or if earlier than the end of the six (6) month period, the date of the Participant’s death).  Any amounts that would have been distributed during such six (6) month period will be distributed on the day following the expiration of the six (6) month period.

(c)           Prohibition on Acceleration or Deferral.  Under no circumstances may the time or schedule of any payment for any Award that is subject to the requirements of Section 409A of the Code be accelerated or subject to further deferral except as otherwise permitted or required pursuant to regulations and other guidance issued pursuant to Section 409A of the Code.  If the Company fails to make any payment pursuant to the payment provisions applicable to an Award that is subject to Section 409A of the Code, either intentionally or unintentionally, within the time period specified in such provisions, but the payment is made within the same calendar year, such payment will be treated as made within the time period specified in the provisions.  In addition, in the event of a dispute with respect to any payment, such payment may be delayed in accordance with the regulations and other guidance issued pursuant to Section 409A of the Code.

19.4           Securities Law Compliance.  With respect to any Participant who is, on the relevant date, obligated to file reports pursuant to Section 16 of the Exchange Act, transactions pursuant to this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors pursuant to the Exchange Act.  Notwithstanding any other provision of the Plan, the Committee may impose such conditions on the exercise of any Award as may be required to satisfy the requirements of Rule 16b-3 or its successors pursuant to the Exchange Act.  To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be void to the extent permitted by law and voidable as deemed advisable by the Committee.

19.5           Restrictions.  The Committee shall impose such restrictions on any Awards under the Plan as it may deem advisable, including without limitation, restrictions under applicable federal securities law, under the requirements of any stock exchange upon which the Stock is then listed and under any blue sky or state securities laws applicable to such Awards.

ARTICLE 20
GENERAL PROVISIONS

20.1           Funding.  The Company shall not be required to segregate any of its assets to ensure the payment of any Award under the Plan.  Neither the Participant nor any other persons shall have any interest in any fund or in any specific asset or assets of the Company or any other entity by reason of any Award, except to the extent expressly provided hereunder.  The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Company.

20.2           No Shareholders Rights.  No Award gives the Participant any of the rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

20.3           Titles and Headings.  The titles and headings of the Articles in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

20.4           Successors and Assigns.  The Plan shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company, including without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase, or other acquisition of substantially all of the assets or business of the Company, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Company’s obligations under the Plan.

20.5           Survival of Provisions. The rights, remedies, agreements, obligations and covenants contained in or made pursuant to this Plan, any agreement and any notices or agreements made in connection with this Plan shall survive the execution and delivery of such notices and agreements and the delivery and receipt of such shares of Stock if required by Section 13.3, shall remain in full force and effect.

CryoPort, Inc.

Date:_________________________	By:	/s/
Name
Title

IF NOT OTHERWISE MARKED, THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS FOLLOWS: “FOR” PROPOSALS 1 THRU 6.		PLEASE MARK VOTES AS SHOWN IN THIS EXAMPLE: ☒
	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” NOMINEES IN PROPOSAL 1.
PROPOSAL 1. Election of Directors. Nominees: 01 Carlton M. Johnson; 02 Adam M. Michelin; 03 Larry G. Stambaugh	☐	☐	☐	To withhold authority to vote for any one or more individual nominee(s), mark “FOR ALL EXCEPT” and write that nominee(s) number(s) on the line below:
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 THRU 6.			FOR	AGAINST	ABSTAIN
PROPOSAL 2. Ratify the Audit Committee’s selection of KMJ Corbin & Company LLP as our independent registered public accounting firm for fiscal year 2010.			☐	☐	☐
PROPOSAL 3. Approve amendment to Amended and Restated Articles of Incorporation to increase number of authorized shares of common stock to 250,000,000.			☐	☐	☐
PROPOSAL 4. Approve amendment to Amended and Restated Articles of Incorporation to create class of undesignated (blank check) preferred stock consisting of 25,000,000 shares.			☐	☐	☐
PROPOSAL 5.  Approve amendment to Amended and Restated Articles of Incorporation to effect a reverse stock split on shares of outstanding common stock of up to one for fifteen (15) but not less than one for two.
			☐	☐	☐
PROPOSAL 6. Approve the Company’s 2009 Stock Incentive Plan.			☐	☐	☐
By my signature below, I confer to the named proxies discretionary authority on any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

☒ FOR NEW ADDRESS: ☐ Please write in your new address ð

Signature ______________________ Date ____________ Signature ______________________ Date ____________
NOTE: Please sign as name appears on this proxy. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full titles as such

YOUR VOTE IS IMPORTANT!
PLEASE VOTE

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CRYOPORT, INC.
This Proxy is Solicited on Behalf of the Board of Directors
For the 2009 Annual Meeting of Stockholders
To Be Held Friday, October 9, 2009, at 10 a.m. PDT

The undersigned hereby appoints Larry G. Stambaugh and Catherine Doll, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of CRYOPORT, INC. to be held on October 9, 2009 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 THRU 6 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.  IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy

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